                                                    Prospectus dated May 1, 2009

                              (JOHN HANCOCK LOGO)

                          Declaration Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in the deferred payment Variable Annuity Contract listed above that was previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO"). The Contract is no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "we," "us," "our," or "the Company."


This Prospectus describes the variable portion of the Contract to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H (the "Separate Account"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus.

                              JOHN HANCOCK TRUST
                              500 Index Trust B
                              Active Bond Trust
                              Financial Services Trust
                              Money Market Trust B
                              Optimized All Cap Trust
                              Overseas Equity Trust
                              Small Cap Growth Trust

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       JOHN HANCOCK LIFE INSURANCE COMPANY
         ANNUITIES SERVICE CENTER                  MAILING ADDRESS
            164 Corporate Drive                 Post Office Box 9505
        Portsmouth, NH 03801-6815            Portsmouth, NH 03802-9505
              (800) 824-0335                     www.jhannuities.com

                                Table of Contents


I.  GLOSSARY OF SPECIAL TERMS......................................................       1
II.  OVERVIEW......................................................................       3
III.  FEE TABLES...................................................................       5
  EXAMPLES.........................................................................       6
IV.  BASIC INFORMATION.............................................................       8
  WHAT IS THE CONTRACT?............................................................       8
  WHO OWNS THE CONTRACT?...........................................................       8
  IS THE OWNER ALSO THE ANNUITANT?.................................................       8
  HOW CAN I INVEST MONEY IN A CONTRACT?............................................       8
  HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT
   CHANGE OVER TIME?...............................................................       9
  WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?...................................      10
  TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND
   CONDITIONS OF THE CONTRACTS?....................................................      10
  WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?..............................      10
  HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?...............................      11
    Allocation of Purchase Payments................................................      11
    Transfers Among Investment Options.............................................      11
    Procedure for Transferring Your Assets.........................................      12
    Telephone and Electronic Transactions..........................................      12
    Dollar Cost Averaging Program..................................................      13
    Special Transfer Services -- Asset Rebalancing
     Program.......................................................................      13
  WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY
     CONTRACT?.....................................................................      13
    Asset-Based Charges............................................................      14
    Annual Contract Fee............................................................      14
    Premium Taxes..................................................................      14
    Withdrawal Charge..............................................................      14
    Other Charges..................................................................      16
  HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?.......................................      16
    Surrenders and Partial Withdrawals.............................................      16
    Signature Guarantee Requirements for Surrenders
     and Partial Withdrawals.......................................................      17
    Nursing Home Waiver of Withdrawal Charge.......................................      17
    Systematic Withdrawal Plan.....................................................      17
    Telephone Withdrawals..........................................................      17
  WHAT HAPPENS IF THE OWNER OR ANNUITANT DIES BEFORE MY
   CONTRACT'S MATURITY DATE?.......................................................      17
  CAN I RETURN MY CONTRACT?........................................................      19
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT
 AND THE PORTFOLIOS................................................................      20
  THE COMPANY......................................................................      20
  THE SEPARATE ACCOUNT.............................................................      20
  THE PORTFOLIOS...................................................................      21
VI.  INFORMATION ABOUT FIXED INVESTMENT OPTIONS....................................      23
  IN GENERAL.......................................................................      23
  HOW THE FIXED INVESTMENT OPTIONS WORK............................................      23
VII. THE ACCUMULATION PERIOD.......................................................      25
  YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS....................................      25
  VALUATION OF ACCUMULATION UNITS..................................................      25
  VARIABLE INVESTMENT OPTION VALUATION PROCEDURES..................................      25
  YOUR VALUE IN THE FIXED INVESTMENT OPTIONS.......................................      25
VIII. THE ANNUITY PERIOD...........................................................      26
  MATURITY DATE....................................................................      26
  CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS......................................      26
  SELECTING AN ANNUITY OPTION......................................................      26
  VARIABLE MONTHLY ANNUITY PAYMENTS................................................      27
  VARIABLE INVESTMENT OPTION VALUATION PROCEDURES..................................      27
  ASSUMED INVESTMENT RATE..........................................................      27
  TRANSFERS DURING THE ANNUITY PERIOD..............................................      27
  FIXED MONTHLY ANNUITY PAYMENTS...................................................      27
  ANNUITY OPTIONS..................................................................      28
IX.  FEDERAL TAX MATTERS...........................................................      29
  INTRODUCTION.....................................................................      29
  OUR TAX STATUS...................................................................      29
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS.....................................      29
  CHARITABLE REMAINDER TRUSTS......................................................      29
  NONQUALIFIED CONTRACTS...........................................................      29
    Undistributed Gains............................................................      29
    Taxation of Annuity Payments...................................................      30
    Surrenders, Withdrawals and Death Benefits.....................................      30
    Taxation of Death Benefit Proceeds.............................................      30
    Penalty Tax on Premature Distributions.........................................      31
    Exchanges of Annuity Contracts.................................................      31
    Puerto Rico Nonqualified Contracts.............................................      31
    Diversification Requirements...................................................      32
  QUALIFIED CONTRACTS..............................................................      32
    Required Minimum Distributions.................................................      33
    Penalty Tax on Premature Distributions.........................................      34
    Rollovers and Transfers........................................................      34
    Withholding on Rollover Distributions..........................................      35
    Conversions and Rollovers to Roth IRAs.........................................      35
    Section 403(b) Qualified Plans.................................................      36
    Loans..........................................................................      36
    Puerto Rico Contracts Issued to Fund Retirement
     Plans.........................................................................      36
  SEE YOUR OWN TAX ADVISOR.........................................................      36
X. OTHER INFORMATION...............................................................      37
  ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY.......................................      37
  BENEFICIARY......................................................................      37
  SPOUSE...........................................................................      37
  PERFORMANCE INFORMATION..........................................................      37
  REPORTS..........................................................................      38
  VOTING PRIVILEGES................................................................      38
  CHANGES TO THE SEPARATE ACCOUNT..................................................      38
  VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES..............................      38
  DISTRIBUTION OF CONTRACTS........................................................      39
  STATEMENT OF ADDITIONAL INFORMATION..............................................      39
  FINANCIAL STATEMENTS.............................................................      41
APPENDIX A:  DETAILS ABOUT OUR FIXED INVESTMENT OPTIONS............................     A-1
APPENDIX B:  EXAMPLES OF WITHDRAWAL CHARGE CALCULATIONS............................     B-1
APPENDIX C:  OPTIONAL ENHANCED DEATH BENEFITS......................................     C-1
  "STEPPED-UP" DEATH BENEFIT RIDER.................................................     C-1
  ACCIDENTAL DEATH BENEFIT RIDER...................................................     C-1
APPENDIX D: QUALIFIED PLAN TYPES...................................................     D-1
APPENDIX U: Accumulation Unit Value Tables.........................................     U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 pm Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company.

CONTRACT: The Variable Annuity Contracts described by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the date the Contract was issued.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of the Company's assets other than assets in its Separate Account or any other separate account that it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in a Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Variable Annuity Account H. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of the Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax, proportional share of administrative fee and market value adjustment, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.


Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material features and benefits of the Contracts in this Prospectus.


The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Trust (the "Trust"). The Trust is a so-called "series" type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolios of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your local jurisdiction. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a "market value adjustment."


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may be sold on a group basis. If you purchase the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.

SECTION 403(b) QUALIFIED PLANS. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

For more information regarding Section 403(b) Qualified Plans, please see Appendix D: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.


The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are not available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES APPLICABLE TO BUYING, OWNING AND SURRENDERING A DECLARATION VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AS WELL AS THE FEES AND EXPENSES YOU WILL PAY WHEN YOU MAKE ADDITIONAL PURCHASES UNDER THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                                          DECLARATION           DECLARATION
CONTRACT OWNER TRANSACTION              VARIABLE ANNUITY      VARIABLE ANNUITY
EXPENSES (1)                            OUTSIDE NEW YORK      INSIDE NEW YORK
-----------------------------------   -------------------   -------------------
Maximum Withdrawal Charge (as % of    6% for the 1st year   6% for the 1st year
amount of the Purchase Payment that   6% for the 2nd year   6% for the 2nd year
we consider to have been              5% for the 3rd year   5% for the 3rd year
withdrawn) (2)                        5% for the 4th year   4% for the 4th year
                                      4% for the 5th year   3% for the 5th year
                                      3% for the 6th year   2% for the 6th year
                                      2% for the 7th year   1% for the 7th year
                                      0% thereafter         0% thereafter

---------
(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.

                                 DECLARATION VARIABLE
                                       ANNUITY
-------------------------------  --------------------
Maximum Annual Contract Fee (3)          $50
Current Annual Contract Fee (4)          $30

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (5)

(Contracts with initial Purchase Payment less than $250,000)
Asset-Based Charge                                                         1.25%
(Contracts with initial Purchase Payment greater than $250,000)
Asset-Based Charge                                                         1.00%

OPTIONAL BENEFIT RIDER CHARGES(6) (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED)


Accidental Death Benefit Rider                 0.10%
Enhanced "Stepped-Up" Death Benefit Rider      0.15%
Nursing Home Waiver (7)                        0.05% (8)


(3) This charge is not currently imposed and would only apply to Declaration Contracts of less than $10,000.

(4) This charge applies only to Declaration Contracts of less than $10,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(5) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options.

(6) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12 of the annual charge shown in this table.

(7)    This Rider is not available for Contracts issued after  April 30, 2004.

(8) As a portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                    MINIMUM   MAXIMUM
----------------------------------------------------------   -------   -------
Range of expenses that are deducted from Portfolio assets,
including management fees, and other expenses                0.25%     1.14%

EXAMPLES

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a Contract with all the optional benefit Riders that may have been available. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                MAXIMUM PORTFOLIO LEVEL TOTAL OPERATING EXPENSES



DECLARATION VARIABLE ANNUITY WITH:
     Enhanced "Stepped-Up" Death Benefit Rider;
     Accidental Death Benefit Rider;
     and  Nursing Home Waiver Rider                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------   ------   -------   -------   --------
     If you surrender the Contract at the end of the applicable time period:    $817     $1,296    $1,803    $3,066
     If you annuitize, or do not surrender the Contract at the end of the       $277     $  849    $1,447    $3,066
     applicable time period:


The next example assumes that you invest $10,000 in a Contract with no optional benefit riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                MINIMUM PORTFOLIO LEVEL TOTAL OPERATING EXPENSES


DECLARATION VARIABLE ANNUITY                                             1 YEAR    3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------  --------  -------  -------  --------
If you surrender the Contract at the end of the applicable time period:    $695      $929    $1,187   $1,820
If you annuitize, or do not surrender the Contract at the end of the       $155      $482    $  833   $1,820
applicable time period:

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH PORTFOLIO, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                        DISTRIBUTION                 ACQUIRED      TOTAL ANNUAL     CONTRACTUAL
                                        AND SERVICE     OTHER     PORTFOLIO FEES    OPERATING         EXPENSE       NET OPERATING
PORTFOLIO/SERIES       MANAGEMENT FEE   (12b-1) FEES   EXPENSES    AND EXPENSES    EXPENSES (1)   REIMBURSEMENT (2)    EXPENSES
-------------------    --------------   ------------   --------   --------------   ------------   -----------------  -------------
JOHN HANCOCK TRUST:
500 INDEX B (3)
Series NAV                  0.47%           0.00%        0.03%         0.00%           0.50%           -0.25%           0.25%
ACTIVE BOND (4)
Series NAV                  0.60%           0.00%        0.04%         0.00%           0.64%            0.00%           0.64%
FINANCIAL SERVICES (4)
Series NAV                  0.82%           0.00%        0.08%         0.00%           0.90%            0.00%           0.90%
MONEY MARKET B (3)
Series NAV                  0.49%           0.00%        0.04%         0.00%           0.53%           -0.24%           0.29%
OPTIMIZED ALL CAP (4)
Series NAV                  0.68%           0.00%        0.06%         0.00%           0.74%            0.00%           0.74%
OVERSEAS EQUITY
Series NAV                  0.98%           0.00%        0.14%         0.00%           1.12%            0.00%           1.12%
SMALL CAP GROWTH (4)
Series NAV                  1.06%           0.00%        0.08%         0.00%           1.14%            0.00%           1.14%

FOOTNOTES TO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the Portfolio's average net assets) of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2010 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

(4) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

                             IV. Basic Information

WHAT IS THE CONTRACT?


The Contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you will be issued and not to the master group contract.


WHO OWNS THE CONTRACT?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person buying the Contract will be the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any annuity option that commences during the Annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale; however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

                                       MINIMUM
                                        DIRECT
               MINIMUM     MINIMUM     DEPOSIT
               INITIAL   ADDITIONAL   ADDITIONAL
              PURCHASE    PURCHASE     PURCHASE
CONTRACT       PAYMENT     PAYMENT     PAYMENT
-----------   --------   ----------   ----------
Declaration    $1,000        $500        $100

Currently, we do not enforce any minimum Additional Purchase Payment amounts, but may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within 5 Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Purchase Payments

You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you allocate to any one Variable Investment Option in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date until the age limit shown below:

                                        YOU MAY NOT MAKE ANY PURCHASE
IF YOUR CONTRACT IS USED TO           PAYMENTS AFTER THE ANNUITANT REACHES
FUND                                                 AGE
---------------------------           ------------------------------------
A Qualified Plan                                 70 1/2 (1)
A Nonqualified plan                              84 1/2

----------
(1)     except for a Roth IRA, which has an age limit of 85

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check or money order must be:

            -     drawn on a U.S. bank;

            -     drawn in U.S. dollars; and

            - made payable to "John Hancock" and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payment should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page 22, should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

Fixed Investment Options

The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of Market Value Adjustment ("MVA")".

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VIII. The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders and systematic withdrawals);

      -     payment of any death benefit proceeds; and

      -     periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

Special rules have waived minimum distribution requirements for calendar year 2009 (see "IX. Federal Tax Matters").

CONTRACTS PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN DO NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.


We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) in which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the accumulation period. For limits imposed during the annuity period, please see "Choosing Fixed or Variable Annuity Payments" in "VIII. The Annuity Period."

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging programs (see below under "Dollar Cost Averaging Programs") or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all

Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions at any time to restrict trading, including, but not limited to:


            - restricting the number of transfers made during a defined period;



            -     restricting the dollar amount of transfers;



            - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and


            -     restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

            -     your name;

            -     daytime telephone number;

            -     Contract number;

            - the names of the Investment Options being transferred to and from each; and

            -     the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually this is 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

            -     any loss or theft of your password; or

            -     any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar Cost Averaging Program

You may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

            - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

            -     you may discontinue the program at any time;

            - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;

            - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

Special Transfer Services -- Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

            - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

            - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

            - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios' prospectuses.

Asset-Based Charges

We deduct Separate Account expenses daily, as a percentage of average account value, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts, as follows:

                        SEPARATE ACCOUNT ANNUAL EXPENSES
                   (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

                          DECLARATION VARIABLE ANNUITY

(Contracts with initial Purchase Payment less than $250,000)
     ASSET-BASED CHARGE                  1.25%

(Contracts with initial Purchase Payment equal to or greater than $250,000)
     ASSET-BASED CHARGE                  1.00%

This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts with a Contract Value of less than $10,000. We deduct this charge at the end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value, at the time of surrender, is $10,000 or above.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee to an amount up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                                          PREMIUM TAX RATE (1)
STATE OR                                QUALIFIED   NONQUALIFIED
TERRITORY                               CONTRACTS    CONTRACTS
CA                                        0.50%         2.35%
GUAM                                      4.00%         4.00%
ME (2)                                    0.00%         2.00%
NV                                        0.00%         3.50%
PR                                        1.00%         1.00%
SD (2)                                    0.00%         1.25% (3)
TX (4)                                    0.04%         0.04%
WV                                        1.00%         1.00%
WY                                        0.00%         1.00%

----------
(1)     Based on the state of residence at the time the tax is assessed.

(2)     We pay premium tax upon receipt of Purchase Payment.

(3)     0.80% on Purchase Payments in excess of $500,000.

(4)     Referred to as a "maintenance" tax.

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load". The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments as shown below:

                                               DECLARATION           DECLARATION
CONTRACT OWNER TRANSACTION                   VARIABLE ANNUITY      VARIABLE ANNUITY
EXPENSES                                     OUTSIDE NEW YORK       INSIDE NEW YORK
-----------------------------------------   -------------------   -------------------
Maximum Withdrawal Charge (as % of          6% for the 1st year   6% for the 1st year
amount of the Purchase Payment that         6% for the 2nd year   6% for the 2nd year
we consider to have been withdrawn          5% for the 3rd year   5% for the 3rd year
or surrendered) (1)                         5% for the 4th year   4% for the 4th year
                                            4% for the 5th year   3% for the 5th year
                                            3% for the 6th year   2% for the 6th year
                                            2% for the 7th year   1% for the 7th year
                                            0% thereafter         0% thereafter

----------
(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.


FREE WITHDRAWAL AMOUNTS. If you have any earnings in your Contract, you can always withdraw those earnings without any withdrawal charge. By "earnings," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.


HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.


We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from Investment Option "A" and 40% from Investment Option "B," then we will deduct 60% of the withdrawal charge from Investment Option "A" and 40% from Investment Option "B." If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.


You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;

      - on certain withdrawals if you have elected the Nursing Home Waiver Rider that waives the withdrawal charge; and

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

HOW AN MVA AFFECTS THE WITHDRAWAL CHARGE. If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:

                         OPTIONAL BENEFIT RIDER CHARGES (1)
    (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED)

                          DECLARATION VARIABLE ANNUITY

Accidental Death Benefit Rider                               0.10%
Enhanced "Stepped-Up" Death Benefit Rider                    0.15%
Nursing Home Waiver (2)                                      0.05% (3)


      (1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12 of the annual charge shown in this table.

      (2) This Rider was not available for Contracts issued after April 30, 2004.

      (3) As a portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

            - surrender your Contract for a cash payment of its Surrender Value; or

            -     make a partial withdrawal of the Surrender Value.

The Surrender Value of a Contract is the Contract Value, minus the annual Contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

            - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

            -     trading on the New York Stock Exchange is restricted;

            - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

            - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for withdrawal of Contract Value. The transaction may be subject to taxes and any applicable withdrawal charges. If you determine to continue the remaining Contract, we will reduce the benefit under any existing optional benefit Rider to the Contract in accordance with its terms.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "IX. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "IX. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information.


Signature Guarantee Requirements for Surrenders and Partial Withdrawals (Not Applicable to Contracts Issued in New Jersey)

We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

      - you are requesting that we mail the amount withdrawn to an alternate address; or

      - you have changed your address within 30 days of the withdrawal request; or
      - you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Nursing Home Waiver of Withdrawal Charge


You may have purchased an optional nursing home waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. If you purchased this Rider, we will waive the withdrawal charges on any withdrawals, provided all the following conditions apply:


      - You become confined to a nursing home beginning at least 90 days after we issue your Contract.

      - You remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

      - We receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

      -     Your confinement is prescribed by a doctor and medically necessary.

At the time of application, you could not purchase this Rider if (1) you were older than 75 years at application or (2) in most states, if you were confined to a nursing home within the past two years at application.

There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., "Variations in Charges or Rates for Eligible Classes"), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How Will the Value of My Investment in the Contract Change Over Time?" and "What Fees and Charges Will be Deducted from My Contract?" The same tax consequences also generally will apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Death Benefits -- In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner


If you did not purchase your Contract under a tax qualified plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.


IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:


      - if the Contract's designated Beneficiary is your surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act, your spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See "X. Other Information - Spouse." In that case:
                  o we will not pay a death benefit, if you are the Annuitant, but the total value of your Contract will equal the death benefit that would have been payable, excluding amounts payable under any optional benefit Riders; and

                  o any additional amount that we may credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract;

      - if the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

                  o     paid out in full within five years of your death; or

                  o applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" on the date of your death, if you are the last surviving Annuitant as well as the Owner, equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the "entire interest" equals:

      - the surrender value if paid out in full within five years of your death; or

      - the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Death Benefits Following Death of Annuitant

If the Annuitant dies before your Contract's Maturity Date, we will pay a standard death benefit, unless you have elected an enhanced death benefit Rider. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

Standard Death Benefit

The standard death benefit is the greater of:

            For Contracts that were issued outside New York:

            - the total value of your Contract adjusted by any then-applicable market value adjustment; or

            - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

            For Contracts that were issued inside New York:

            -     the total value of your Contract; or

            - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

Enhanced Death Benefit Riders


We offered several optional death benefit Riders under Patriot Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders may enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider. We offered a "Stepped-Up" death benefit Rider and an "Accidental Death Benefit" Rider to applicants under age 80 at the time of purchase. We provide a general description of each of these Riders in Appendix C to this Prospectus.


Calculation and Payment of Death Benefit Value

We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

      -     proof of death before the Contract's Maturity date; and

      -     any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless:

      - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

      - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options."

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Delay of Certain Payments" in the Statement of Additional Information). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John
Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under "Annuity Options."

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to us or to the JHLICO representative who delivered the Contract to you.


In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you would have received a refund of any Purchase Payments you would have paid, if that amount were higher. The date of cancellation would have been the date we receive the Contract.

    V. General Information about Us, the Separate Account and the Portfolios

THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. We are located at 601 Congress Street, Boston, Massachusetts 02210. We also have an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815. We are authorized to transact life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, the Company's ultimate parent is now Manulife Financial Corporation.

On July 29, 2008, the Board of Directors of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") unanimously voted to authorize the company to enter into an agreement to merge with two of its affiliates, JHLICO and John Hancock Variable Life Insurance Company ("JHVLICO"). The Merger Agreement, which has also been authorized by the Boards of Directors of JHLICO and JHVLICO, is subject to the applicable regulatory approvals for insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009 or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, JHLICO and JHVLICO would cease to exist, and the companies' assets and obligations would be assumed by John Hancock USA.

RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of JHLICO. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Sub-Accounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.

We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

      - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

      - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;


      -     various indices that are unmanaged; and


      - currently taxable and tax deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


THE SEPARATE ACCOUNT

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Variable Annuity Account H. Please refer to your Contract. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Variable Annuity Account H under Massachusetts law. The Separate Account's assets, including the Portfolios' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Account pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contract are general corporate obligations of ours. Assets of our Separate Account may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Account is registered as a unit investment trust under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Portfolio Investment Objective and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.


                               JOHN HANCOCK TRUST
(We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolio alphabetically by subadviser)


CAPITAL GUARDIAN TRUST COMPANY
    Overseas Equity Trust               Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

DAVIS SELECTED ADVISERS, L.P.
    Financial Services Trust            Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

DECLARATION MANAGEMENT & RESEARCH LLC
     Active Bond Trust (1)              Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.A.) LIMITED
    500 Index Trust B                   Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.  To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index. (2)

    Money Market Trust B                Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

    Optimized All Cap Trust             Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity securities of large, mid and small-cap U.S. companies with strong industry position, leading market share, proven management and strong financials.

WELLINGTON MANAGEMENT COMPANY, LLP
    Small Cap Growth Trust              Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

---------
(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. The S&P 500(R) is an unmanaged index representing 500 of the largest companies in the U.S. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.

                 VI. Information about Fixed Investment Options

IN GENERAL

All of JHLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the rate of the Fixed Investment Option you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

HOW THE FIXED INVESTMENT OPTIONS WORK

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to the Money Market Variable Investment Option under your Contract, unless you elect to:

            - withdraw all or a portion of any such amount from the Contract;

            - allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

            - allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.


We currently make available Fixed Investment Options with durations of five years. For contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract's Maturity Date, your Maturity Date will automatically be changed to the Annuitant's 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.


Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered, at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

            - death benefits pursuant to your contract (not applicable to Contracts issued in NY);

            -     amounts you apply to an Annuity Option; and

            -     amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:

We compare:

            - the guaranteed rate of the Fixed Investment Option from which the assets are being taken WITH

            - the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces an increase in your Contract's value.

If the first rate does not exceed the second by at least 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces a decrease in your Contract's value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on Market Value Adjustments

In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

                          VII. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases "accumulation units" of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

               value of one accumulation unit for the applicable
                 Variable Investment Option at the time of such
                                  transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under "Variable Investment Option Valuation Procedures.")

Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the Variable
                               Investment Options

                                 MULTIPLIED BY

                     value of one accumulation unit for the
               applicable Variable Investment Option at that time


VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:


      - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option; minus



      - the amount of any withdrawals or transfers paid out of the Fixed Investment Option; minus



      - the amount of any negative market value adjustments resulting from such withdrawals or transfers; plus



      - the amount of any positive market value adjustments resulting from such withdrawals and transfers; minus



      - the amount of any charges and fees deducted from that Fixed Investment Option; plus


      - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

                            VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

      - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and

      - no later than the maximum age specified in your Contract (normally age 95; in NY it's the later of age 90 or 10 years after the date we issued your Contract).

Subject always to these requirements, you may subsequently change the Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters"). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period (discussed under "Annuity Options".)

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is less than $5,000, you may only select Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period as an Annuity Option, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total surrender value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

      -     you have not made an election prior to the Annuitant's death;

      - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent variable annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

      - We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - If that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

TRANSFERS DURING THE ANNUITY PERIOD


Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the Maturity Date will be made by converting the number of ANNUITY UNITS being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge, if applicable, and divide the difference by $1,000.

We then multiply the result by the greater of:

      - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

      - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

      - Option A: "Life Annuity with Payments for a Guaranteed Period" for the 5 year period and

      -     Option B: "Life Annuity without Further Payment on Death of Payee."

                             IX. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity Nonqualified contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in either a partial withdrawal or full surrender are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in either a partial withdrawal or full surrender could be greater or less depending on how the market value adjustment is treated.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

      - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

            - received on or after the date on which the Contract Owner reaches age 59 1/2;

            - attributable to the Contract Owner becoming disabled (as defined in the tax law);

            - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

            - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

            -     made under a single-premium immediate annuity contract; or

            - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax-free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit). If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


Puerto Rico Nonqualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISOR. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.


Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan, including IRAs)


The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix E of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions


Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.


TEMPORARY WAIVER OF RMDs FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

            - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

            -     any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.


Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read this Prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.


You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on the first page of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions


There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity (or, an "IRA"), including a SIMPLE IRA, the penalty tax does not apply to a payment:


      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Rollovers and Transfers

If permitted under your plan, you may make take a distribution:

      - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

      - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

      - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;

      - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you and falls within the definition of "spouse" under the federal Defense of Marriage Act, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available to Me Under a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you, if you wish to purchase a Qualified Contract. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available to Me Under a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section. 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans


A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.


Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix D or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.


SEE YOUR OWN TAX ADVISOR



The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              X. Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record; and

      -     certain other conditions referenced in the Contract.


An assignment, pledge, or other transfer may be a taxable event. See "IX. Federal Tax Matters" above. Therefore, you should consult a competent tax advisor before taking any such action.


BENEFICIARY

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

SPOUSE

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Separate Account level" performance. In our Separate Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Separate Account level is the percentage change between:

      - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and

      -     the value at the end of such period.

At the Separate Account level, total return reflects adjustments for:

      -     the mortality and expense risk charges;

      -     the annual Contract fee; and

      - any withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Separate Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Separate Account level will be lower than that at the Portfolio level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current Yield refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Separate Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

VOTING PRIVILEGES

At meetings of the Trust's shareholders, we will generally vote all the shares of each Portfolio that we hold in the Separate Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.

CHANGES TO THE SEPARATE ACCOUNT


We reserve the right, subject to applicable law, including any required shareholder approval;


            - to transfer assets that we determine to be your assets from the Separate Account to another separate account or Investment Option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions;

            -     to add or delete Variable Investment Options;

            -     to change the underlying investment vehicles;

            -     to operate the Separate Account in any form permitted by law;
                  and

            - to terminate the Separate Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:


      -     the size of the initial Purchase Payment;



      -     the size of the group or class;



      - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted;


      - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or


      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.


Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Our Statement of Additional Information provides additional information about the Contract and the Separate Account, including information on our history, services provided to the Separate Account and legal and regulatory matters. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contract and the Separate Account. We list the Table of Contents of the Statement of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
Statement of Additional Information
Table of Contents

                                                                                          page of SAI
General Information and History........................................................    1
Accumulation Unit Values...............................................................    1
Services...............................................................................    1
  Independent Registered Public Accounting Firm........................................    1
  Principal Underwriter................................................................    1
  Special Compensation and Reimbursement Arrangements..................................    1
    Sales and Asset-Based Payments.....................................................    4
    Administrative and Processing Support Payments.....................................    4
    Other Payments.....................................................................    4
Calculation of Performance Data........................................................    6
  Money Market Variable Investment Options.............................................    6
  Other Investment Options.............................................................    6
    "Standardized" Total Return........................................................    6
    "Non-Standardized" Performance.....................................................    6
Other Performance Information..........................................................    6
Table of State Variations..............................................................    6
Qualified Plan Types...................................................................    8
  Traditional IRAs.....................................................................    8
  Roth IRAs............................................................................    8
  Simple IRA Plans.....................................................................    9
  Simplified Employee Pensions (SEP-IRAs)..............................................    9
  Section 403(b) Qualified Plans or Tax-Sheltered Annuities............................   11
  Restrictions Under the Texas Optional Retirement Program.............................   11
  Corporate and Self-Employed ("HR 10 and "Keogh") Pension and Profit-Sharing Plans....   11
  Deferred Compensation Plans of State and Local Governments and Tax-Exempt
  Organizations........................................................................   12
Calculation of Annuity Payments........................................................   12
  Calculation of Annuity Units.........................................................   13
    Annuity Unit Values................................................................   13
  Mortality Tables.....................................................................   13
Additional Information About Determining Unit Values...................................   14
  Net Investment Rate..................................................................   14
  Adjustment of Units and Values.......................................................   14
  Hypothetical Example Illustrating the Calculation of Accumulation Unit Values
  and Annuity Unit Values..............................................................   14
Purchases and Redemptions of Portfolio Shares..........................................   14
The Separate Account...................................................................   14
Delay of Certain Payments..............................................................   15
Liability for Telephone Transfers......................................................   15
Voting Privileges......................................................................   15
Legal and Regulatory Matters...........................................................   16
Financial Statements...................................................................   17

FINANCIAL STATEMENTS

The Statement of Additional Information also contains the Company's financial statements as of the years ended 2007 and 2008, and its Separate Account's financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

             APPENDIX A: Details About Our Fixed Investment Options

INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

We back our obligations under the guarantee periods with JHLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

            -     corporate bonds;

            -     mortgages;

            -     mortgage-backed and asset-backed securities; and

            -     government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative Contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

            -     receive your Purchase Payment;

            -     effectuate your transfer; or

            -     renew your guarantee period.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

                       (1 + g)/(1 + c + 0.005) (n/12) - 1

where:

      - G is the guaranteed rate in effect for the current Fixed Investment Option.


      - C is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.


      - N is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

For Contracts issued in NY, we use the following formula instead:

                      (1 + g)/(1 + c + 0.0025) (n/12) - 1

where:

      - G is the guaranteed rate in effect for the current Fixed Investment Option.

      - C is the current guaranteed rate in effect for a new Fixed Investment Option with duration equal to the time remaining in the current Fixed Investment Option. If the time remaining in the current Fixed Investment Option is not a whole number of years, then the rate will be interpolated between the guaranteed rates then in effect for the two new Fixed Investment Options then being offered with durations closest to the time remaining in the current Fixed Investment Option.

      - N is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

SAMPLE CALCULATION 1:  POSITIVE ADJUSTMENT

Purchase Payment                                  $10,000
Guarantee period                                  5 years
Time of withdrawal or transfer                    beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                   $10,816
Guaranteed rate (g)                               4%
Guaranteed rate for new 3 year guarantee (c)      3%
Remaining guarantee period (n)                    36 months

Maximum positive adjustment: $10,000 x (1.04 (2) - 1.03 (2)) = $207
(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:

         10,816 X [(1 + 0.04)/(1 + 0.03 + 0.005) (36/12) - 1] = 157.51

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

SAMPLE CALCULATION 2:  POSITIVE ADJUSTMENT IN NEW YORK

Purchase Payment                                  $10,000
Guarantee period                                  5 years
Time of withdrawal or transfer                    beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                   $10,712
Guaranteed rate (g)                               3.5%
Guaranteed rate for new 3 year guarantee (c)      3%
Remaining guarantee period (n)                    36 months

Maximum positive adjustment: $10,000 x (1.035 (2) - 1.03 (2)) = $103.25
(i.e., the maximum withdrawal adjusted for market value adjustment is $10,815, or $10,712 + $103)

MARKET VALUE ADJUSTMENT IN NY:

        10,712 X [(1 + 0.035)/(1 + 0.03 + 0.0025) (36/12) - 1] = $78.00

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78.00 = $10,790

SAMPLE CALCULATION 3:  NEGATIVE ADJUSTMENT

Purchase Payment                                  $10,000
Guarantee period                                  5 years
Time of withdrawal or transfer                    beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                   $11,025
Guaranteed rate (g)                               5%
Guaranteed rate for new 3 year guarantee (c)      5.5%
Remaining guarantee period(n)                     36 months

Maximum negative adjustment: $10,000 x (1.05 (2) - 1.03 (2)) = $416
(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609,or $11,025 - $416)

MARKET VALUE ADJUSTMENT:

        11,025 X [(1 + 0.05)/(1 + 0.055 + 0.005) (36/12) - 1] = -309.09

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

SAMPLE CALCULATION 4:  NEGATIVE ADJUSTMENT IN NEW YORK

Purchase Payment                                  $10,000
Guarantee period                                  5 years
Time of withdrawal or transfer                    beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                   $11,025
Guaranteed rate (g)                               5%
Guaranteed rate for new 3 year guarantee (c)      5.5%
Remaining guarantee period (n)                    36 months

Maximum negative adjustment: $10,000 x (1.05 (2) - 1.03 (2)) = $416
(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

MARKET VALUE ADJUSTMENT IN NY:

       11,025 X [(1 + 0.05)/(1 + 0.055 + 0.0025)  (36/12) - 1] = -$232.92

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

SAMPLE CALCULATION 5:  POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Purchase Payment                                  $10,000
Existing guarantee period                         5 years
Time of withdrawal or transfer                    beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                   $11,025
Guaranteed rate (g)                               5%
Guaranteed rate for new 5 year guarantee (c)      3%
Remaining guarantee period(n)                     36 months

Amount of excess interest: $10,000 x (1.05 (2) - 1.03 (2)) = $416
(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:

         11,025 X [(1 + 0.05)/(1 + 0.03 + 0.005)  (36/12) - 1] = 486.33

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

SAMPLE CALCULATION 6: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST IN NEW YORK

Purchase Payment                                  $10,000
Existing guarantee period                         5 years
Time of withdrawal or transfer                    beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                   $11,025
Guaranteed rate (g)                               5%
Guaranteed rate for new 3 year guarantee (c)      3%
Remaining guarantee period(n)                     36 months

Amount of excess interest: $10,000 x (1.05 (2) - 1.03 (2)) = $416
(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT IN NY:

        11,025 X [(1 + 0.05)/(1 + 0.03 + 0.0025) (36/12) - 1] = $570.15

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $416 = $11,441

SAMPLE CALCULATION 7:  NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Purchase Payment                                  $10,000
Guarantee period                                  5 years
Time of withdrawal or transfer                    beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                   $10,816
Guaranteed rate (g)                               4%
Guaranteed rate for new 3 year guarantee (c)      7%
Remaining guarantee period(n)                     36 months

Amount of excess interest: $10,000 x (1.04 (2) - 1.03 (2)) = $207
(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:

        10,816 X [(1 + 0.04)/(1 + 0.07 + 0.005) (36/12) - 1] = -1,022.42

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

SAMPLE CALCULATION 8: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST IN NEW YORK

Purchase Payment                                  $10,000
Guarantee period                                  5 years
Time of withdrawal or transfer                    beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                   $10,816
Guaranteed rate (g)                               4%
Guaranteed rate for new 3 year guarantee (c)      7%
Remaining guarantee period(n)                     36 months

Amount of excess interest: $10,000 x (1.04 (2) - 1.03 (2)) = $207
(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT IN NY:

       10,816 X [(1 + 0.04) / (1 + 0.07 + 0.0025) (36/12) - 1] = -$953.78

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609.

---------
* All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

             APPENDIX B: Examples of Withdrawal Charge Calculations

Assume the Following Facts:


       - On January 1, 1997, you make a $5,000 initial Purchase Payment and we issue you a Contract.



       -    On January 1, 1998, you make a $1,000 Purchase Payment.



       -    On January 1, 1999, you make a $1,000 Purchase Payment.


       - On January 1, 2000, the total value of your Contract is $9000 because of good investment earnings.


Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge of $272.23. We withdraw a total of $6,272.23 from your Contract.


$   6,000.00    -- withdrawal request payable to you
+     272.23    -- withdrawal charge payable to us
------------
$   6,272.23    -- total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:


      (1) We FIRST reduce your $5,000 INITIAL PURCHASE PAYMENT by the three annual $30 Contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your Contract.


$      5,000
-         30    --  1998 Contract fee payable to us
-         30    --  1999 Contract fee payable to us
-         30    --  2000 Contract fee payable to us
------------
$      4,910    --  amount of your initial Purchase Payment we would consider to be withdrawn


Under the free withdrawal provision, we deduct 10% of the total value of your Contract at the beginning of the Contract Year, or $900 (.10 x $9,000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3,809.50 to you as a part of your withdrawal request.


$  4,910.00
-       900      --  free withdrawal amount (payable to you)
-----------
$     4,010
x       .05
-----------
$    200.50      --  withdrawal charge on initial Purchase Payment (payable to us)

$  4,010.00
-    200.50
-----------
$  3,809.50      --  part of withdrawal request payable to you


      (2) We NEXT deem the entire amount of your 1998 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.


$      1,000
x        .05
------------
$         50    --   withdrawal charge on 1998 Purchase Payment (payable to us)

$      1,000
-         50
------------
$        950    --   part of withdrawal request payable to you

      (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3,809.50 from your initial Purchase Payment, and $950 from your 1998 Purchase Payment. Therefore, $340.50 is needed to reach $6,000.


$   6,000.00    --  total withdrawal amount requested
-     900.00    --  free withdrawal amount
-   3,809.50    --  payment deemed from initial Purchase Payment
-     950.00    --  payment deemed from 1998 Purchase Payment
------------
$     340.50    --  additional payment to you needed to reach $6000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed -- [applicable withdrawal charge percentage times withdrawal needed]

$     340.50    =    x -- [.06x]
$     340.50    =    .94x
$340.50/0.94    =    X
$     362.23    =    X

$     362.23    --   deemed withdrawn from 1999 Purchase Payment
$-    340.50    --   part of withdrawal request payable to you
------------
$      21.73    --   withdrawal charge on 1999 Purchase Payment deemed withdrawn (payable to us)

$     200.50    --   withdrawal charge on the INITIAL PURCHASE PAYMENT
$+     50.00    --   withdrawal charge on the 1998 PURCHASE PAYMENT
$+     21.73    --   withdrawal charge on the 1999 PURCHASE PAYMENT
------------
$     272.23    --   Total withdrawal charge

EXAMPLES OF WITHDRAWAL CHARGE CALCULATIONS IN NEW YORK

Assume The Following Facts:


      - On January 1, 1997, you make a $5,000 initial Purchase Payment and we issue you a contract.



      -     On January 1, 1998, you make a $1,000 Purchase Payment.



      -     On January 1, 1999, you make a $1,000 Purchase Payment.



      - On January 1, 2000, the total value of your contract is $9,000 because of good investment earnings.


Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge of $229.57. We withdraw a total of $6229.57 from your contract.

$   6,000.00    .--  withdrawal request payable to you
+     229.57    .--  withdrawal charge payable to us
------------
$   6,229.57    .--  Total amount withdrawn from your contract

Here Is How We Determine The Withdrawal Charge:

      (1) We FIRST reduce your $5000 INITIAL PURCHASE PAYMENT by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

$      5,000
-         30    -- 1998 contract fee payable to us
-         30    -- 1999 contract fee payable to us
-         30    -- 2000 contract fee payable to us
------------
$      4,910    -- amount of your initial Purchase Payment we would consider to be withdrawn


Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9,000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4,010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $160.40 from your contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3,849.60 to you as a part of your withdrawal request.


$      4,910
-        900    --  free withdrawal amount (payable to you)
------------
$      4,010
x        .04
------------
$     160.40    --  withdrawal charge on initial Purchase Payment (payable to us)

$   4,010.00
-     160.40
------------
$   3,849.60    --  part of withdrawal request payable to you


      (2) We NEXT deem the entire amount of your 1998 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.


$      1,000
x        .05
$         50    -- withdrawal charge on 1998 Purchase Payment (payable to us)
------------

$      1,000
-         50
------------
$        950    -- part of withdrawal request payable to you


      (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3,849.60 from your initial Purchase Payment, and $950 from your 1999 Purchase Payment. Therefore, $300.40 is needed to reach $6000.


$   6,000.00    -- total withdrawal amount requested
-     900.00    -- free withdrawal amount
-   3,849.60    -- payment deemed from initial Purchase Payment
-     950.00    -- payment deemed from 1998 Purchase Payment
------------
$     300.40    -- additional payment to you needed to reach $6000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you  =     Withdrawal needed -- [applicable withdrawal charge
                            percentage times withdrawal needed]

$     300.40    =  x -- [.06x]
$     300.40    =  .94x
$ 300.40/.94    =  x
$     319.57    =  x

$     319.57    -- deemed withdrawn from 1999 Purchase Payment
$    -300.40    -- part of withdrawal request payable to you
------------
$      19.17    -- withdrawal charge on 1999 Purchase Payment deemed withdrawn (payable to us)

                  APPENDIX C: Optional Enhanced Death Benefits

"STEPPED-UP" DEATH BENEFIT RIDER

If you were under age 80 when you applied for your Contract, you may have elected to enhance the standard death benefit by purchasing a stepped-up death benefit. Under this benefit, if the Annuitant dies before the Contract's Maturity Date, we will pay the Beneficiary the greater of:

      -     the standard death benefit (described above); or

      - the highest total value of your Contract as of any anniversary of your Contract to date, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

For these purposes, however, we count only those Contract anniversaries that occur (1) BEFORE we receive proof of death and any required settlement instructions and (2) BEFORE the Annuitant attains age 81.

You may have elected this benefit ONLY when you applied for the Contract and ONLY if this benefit is available in your state. As long as the benefit is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables. For a description of this charge, refer to "What Fees and Charges will be Deducted from My Contract?"

You should carefully review the tax considerations for optional benefit benefits section before selecting this optional benefit. For a more complete description of the terms and conditions of this benefit, you should refer directly to the benefit. We will provide you with a copy on request.

ACCIDENTAL DEATH BENEFIT RIDER

If you were under age 80 when you applied for your Contract, you may have elected to purchase an accidental death benefit. In addition to any other death benefit, this benefit provides a benefit upon the accidental death of the Annuitant prior to the earlier of:

      -     the Contract's Maturity Date; and

      -     the Annuitant's 80th birthday.

Under this benefit, the Beneficiary will receive an amount equal to the total value of the Contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the Annuities Service
Center:

      -     proof of the Annuitant's death; and

      -     any required instructions as to method of settlement.

You may elect this benefit ONLY when you apply for the Contract. As long as the benefit is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 29 BEFORE SELECTING THIS OPTIONAL BENEFIT RIDER. FOR A COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THIS BENEFIT, YOU SHOULD REFER DIRECTLY TO THE RIDER. WE WILL PROVIDE YOU WITH A COPY UPON REQUEST. NOT ALL STATES ALLOW THIS BENEFIT.

                        APPENDIX D: Qualified Plan Types


PLAN TYPE
TRADITIONAL IRAs                    Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional
                                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.


ROTH IRAs                           Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a
                                    Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.


SIMPLE IRA PLANS                    In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE
                                    IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

SIMPLIFIED EMPLOYEE                 Section 408(k) of the Code allows employers to establish simplified employee pension plans for
PENSIONS (SEP -- IRAs)              their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) QUALIFIED            Section 403(b) of the Code permits public school employees and employees of certain types of
PLANS OR  TAX-SHELTERED             tax-exempt organizations to have their employers purchase annuity contracts for them and,
ANNUITIES                           subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-sheltered annuities."
                                    We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.

CORPORATE AND SELF-                 Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of
EMPLOYED PENSION AND                tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act
PROFIT-SHARING PLANS (H.R. 10       of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed
AND KEOGH)                          individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

DEFERRED COMPENSATION               Section 457 of the Code permits employees of state and local governments and tax-exempt
PLANS OF STATE AND LOCAL            organizations to defer a portion of their compensation without paying current taxes. The
GOVERNMENTS AND TAX-                employees must be participants in an eligible deferred compensation plan. A Section 457 plan
EXEMPT ORGANIZATIONS                must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.


For more detailed information about these plan types, you may request a Statement of Additional Information.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Declaration Variable Annuity Contract described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

      -     Declaration Contracts with Initial Purchase of less that $250,000;

      -     Declaration Contracts with Initial Purchase of $250,000, or more.

Declaration

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                            ACCUMULATION UNIT VALUES

                          DECLARATION VARIABLE ANNUITY

                         YEAR     YEAR     YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED     ENDED      ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- --------- --------- --------- -------- -------- -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    19.28    18.50    16.17     15.61        --        --       --       --       --        --
Value at End of Year      11.99    19.28    18.50     16.17        --        --       --       --       --        --
No. of Units              6,322   12,429   14,028    14,040        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    22.93    22.06    19.32     18.70        --        --       --       --       --        --
Value at End of Year      14.22    22.93    22.06     19.32        --        --       --       --       --        --
No. of Units             82,965   98,997  126,253   180,780        --        --       --       --       --        --
ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-15-2001)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --     14.78     14.02    13.20    10.00       --        --
Value at End of Year         --       --       --        --     15.33     14.78    14.02    13.20       --        --
No. of Units                 --       --       --        --    76,684    86,418    8,785    9,232       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --     11.57     11.00    10.39    10.00       --        --
Value at End of Year         --       --       --        --     11.97     11.57    11.00    10.39       --        --
No. of Units                 --       --       --        --   375,611   474,734  292,754  268,785       --        --
ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    16.60    16.12    15.57     15.33        --        --       --       --       --        --
Value at End of Year      14.71    16.60    16.12     15.57        --        --       --       --       --        --
No. of Units             10,828       --    1,435    76,682        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    12.86    12.52    12.13     11.97        --        --       --       --       --        --
Value at End of Year      11.37    12.86    12.52     12.13        --        --       --       --       --        --
No. of Units            101,874  144,661  193,401   304,054        --        --       --       --       --        --
BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    42.90    38.40    35.40      7.52        --        --       --       --       --        --
Value at End of Year      24.41    42.90    38.40     35.40        --        --       --       --       --        --
No. of Units              2,986    1,957    1,977     1,978        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year     9.43     8.47     7.82      7.41        --        --       --       --       --        --
Value at End of Year       5.35     9.43     8.47      7.82        --        --       --       --       --        --
No. of Units             55,880   62,380   70,494    84,278        --        --       --       --       --        --
EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 11-15-2001)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --     14.24     11.20    14.56    10.00       --        --
Value at End of Year         --       --       --        --     15.61     14.24    11.20    14.56       --        --
No. of Units                 --       --       --        --    17,678    21,261   31,996   31,761       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --     17.10     13.49    17.58    10.00       --        --
Value at End of Year         --       --       --        --     18.70     17.10    13.49    17.58       --        --
No. of Units                 --       --       --        --   218,558   240,375  267,299  338,257       --        --
FINANCIAL INDUSTRIES FUND (REPLACED BY FINANCIAL SERVICES TRUST EFF 4-29-05) - NAV SHARES
(units first credited 4-30-1997)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --     14.67     11.76    14.74    18.06    14.35     14.42
Value at End of Year         --       --       --        --     15.79     14.67    11.76    14.74    18.06     14.35
No. of Units                 --       --       --        --    16,081    19,392   48,546  116,924  135,905   295,624
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --     14.43     11.60    14.58    17.90    14.25     14.36
Value at End of Year         --       --       --        --     15.49     14.43    11.60    14.58    17.90     14.25
No. of Units                 --       --       --        --   461,236   536,693  645,063  785,050  791,558 1,157,509

Declaration

                         YEAR     YEAR     YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED     ENDED      ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- --------- --------- --------- -------- -------- -------- --------
FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 4-29-2005)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    18.92    20.49    16.80     15.79        --        --       --       --       --        --
Value at End of Year      10.37    18.92    20.49     16.80        --        --       --       --       --        --
No. of Units                  1       --      618       619        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    18.42    20.00    16.44     15.49        --        --       --       --       --        --
Value at End of Year      10.07    18.42    20.00     16.44        --        --       --       --       --        --
No. of Units            197,620  243,183  289,377   381,891        --        --       --       --       --        --
FUNDAMENTAL GROWTH FUND (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES
(units first credited 11-15-2001)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --        --      7.20    10.43    10.00       --        --
Value at End of Year         --       --       --        --        --      9.39     7.20    10.43       --        --
No. of Units                 --       --       --        --        --     6,751    6,751   10,210       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --        --      6.79     9.86    10.00       --        --
Value at End of Year         --       --       --        --        --      8.84     6.79     9.86       --        --
No. of Units                 --       --       --        --        --   110,529   99,586  132,576       --        --
GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) (NOW GROWTH & INCOME TRUST) - NAV SHARES
(units first credited 11-15-2001)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --     12.30      9.99    12.97    10.00       --        --
Value at End of Year         --       --       --        --     13.52     12.30     9.99    12.97       --        --
No. of Units                 --       --       --        --   187,753   199,471   50,906   66,760       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --      6.95      5.66     7.36    10.00       --        --
Value at End of Year         --       --       --        --      7.61      6.95     5.66     7.36       --        --
No. of Units                 --       --       --        -- 1,363,284 1,564,518  715,068  849,627       --        --
GROWTH & INCOME TRUST (MERGED INTO OPTIMIZED ALL CAP TRUST EFF 4-25-08) - NAV SHARES
(units first credited 4-29-2005)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --    16.28    14.58     13.52        --        --       --       --       --        --
Value at End of Year         --    16.77    16.28     14.58        --        --       --       --       --        --
No. of Units                 --   62,778   81,197   155,137        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --     9.12     8.19      7.61        --        --       --       --       --        --
Value at End of Year         --     9.37     9.12      8.19        --        --       --       --       --        --
No. of Units                 --  633,131  783,352 1,106,340        --        --       --       --       --        --
LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-2005) - NAV SHARES
(units first credited 11-01-2004)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --      6.97        --       --       --       --        --
Value at End of Year         --       --       --        --      7.52        --       --       --       --        --
No. of Units                 --       --       --        --     9,793        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --      6.87        --       --       --       --        --
Value at End of Year         --       --       --        --      7.41        --       --       --       --        --
No. of Units                 --       --       --        --   113,892        --       --       --       --        --
LIFESTYLE BALANCED TRUST - NAV SHARES (units first credited 11-09-2008)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    12.50       --       --        --        --        --       --       --       --        --
Value at End of Year         --       --       --        --        --        --       --       --       --        --
No. of Units                 --       --       --        --        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    12.50       --       --        --        --        --       --       --       --        --
Value at End of Year         --       --       --        --        --        --       --       --       --        --
No. of Units                 --       --       --        --        --        --       --       --       --        --

Declaration

                         YEAR     YEAR     YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED     ENDED      ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- --------- --------- --------- -------- -------- -------- --------
MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 11-15-2001)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --     12.16     12.17    12.11    10.00       --        --
Value at End of Year         --       --       --        --     12.17     12.16    12.17    12.11       --        --
No. of Units                 --       --       --        --    23,359    53,779   56,287   57,608       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --     10.12     10.15    10.12    10.00       --        --
Value at End of Year         --       --       --        --     10.10     10.12    10.15    10.12       --        --
No. of Units                 --       --       --        --   136,623   141,929  205,165  247,246       --        --
MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    13.35    12.86    12.40     12.17        --        --       --       --       --        --
Value at End of Year      13.49    13.35    12.86     12.40        --        --       --       --       --        --
No. of Units                652      167       11        11        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    11.00    10.62    10.27     10.10        --        --       --       --       --        --
Value at End of Year      11.09    11.00    10.62     10.27        --        --       --       --       --        --
No. of Units             72,751   88,667   98,086    83,891        --        --       --       --       --        --
OPTIMIZED ALL CAP TRUST - NAV SHARES (units first credited 4-25-2008)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    15.32       --       --        --        --        --       --       --       --        --
Value at End of Year       9.17       --       --        --        --        --       --       --       --        --
No. of Units             42,386       --       --        --        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year     8.56       --       --        --        --        --       --       --       --        --
Value at End of Year       5.11       --       --        --        --        --       --       --       --        --
No. of Units            483,031       --       --        --        --        --       --       --       --        --
OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES
(units first credited 11-15-2001)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --      8.90      6.79    10.00       --       --        --
Value at End of Year         --       --       --        --      9.78      8.90     6.79       --       --        --
No. of Units                 --       --       --        --     4,758     4,101    4,102       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --      8.79      6.72     6.67       --       --        --
Value at End of Year         --       --       --        --      9.64      8.79     6.72       --       --        --
No. of Units                 --       --       --        --    79,337    73,193   83,018       --       --        --
OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    15.15    13.60    11.47      9.78        --        --       --       --       --        --
Value at End of Year       8.69    15.15    13.60     11.47        --        --       --       --       --        --
No. of Units              3,688       --      728       729        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    14.81    13.33    11.27      9.64        --        --       --       --       --        --
Value at End of Year       8.48    14.81    13.33     11.27        --        --       --       --       --        --
No. of Units             20,666   23,692   57,840    73,115        --        --       --       --       --        --
SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES
(units first credited 11-01-2004)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --      8.52        --       --       --       --        --
Value at End of Year         --       --       --        --      9.34        --       --       --       --        --
No. of Units                 --       --       --        --    43,785        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --      8.40        --       --       --       --        --
Value at End of Year         --       --       --        --      9.21        --       --       --       --        --
No. of Units                 --       --       --        --   216,707        --       --       --       --        --

Declaration

                         YEAR     YEAR     YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED     ENDED      ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- --------- --------- --------- -------- -------- -------- --------
SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES
(units first credited 11-15-2001)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --        --        --     11.49    16.67    10.00       --        --
Value at End of Year         --       --       --        --        --     14.55    11.49    16.67       --        --
No. of Units                 --       --       --        --        --    25,743   26,610   30,629       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --        --        --      9.81    14.19    10.00       --        --
Value at End of Year         --       --       --        --        --     12.39     9.81    14.19       --        --
No. of Units                 --       --       --        --        --   175,759  184,155  216,176       --        --
SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Declaration Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    13.76    12.19    10.85      9.34        --        --       --       --       --        --
Value at End of Year       8.24    13.76    12.19     10.85        --        --       --       --       --        --
No. of Units              8,892   12,160   17,837    18,556        --        --       --       --       --        --
Declaration Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    13.46    11.95    10.67      9.21        --        --       --       --       --        --
Value at End of Year       8.03    13.46    11.95     10.67        --        --       --       --       --        --
No. of Units             69,172   84,166  132,240   168,669        --        --       --       --       --        --

                                                    Prospectus dated May 1, 2009

                          (JOHN HANCOCK ANNUITIES LOGO)

                            Patriot Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in the Patriot deferred Purchase Payment Variable Annuity Contracts that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY ("JHLICO"). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, we refer to John Hancock Life Insurance Company as "JHLICO," "we," "us," "our," or the "Company." You, the Contract Owner, should refer to the first page of your Contract, to determine which of the above Contracts you purchased.

This Prospectus describes the variable portion of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Sub-Accounts of the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H or the JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V (singly, the "Separate Account," together, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Equity-Income Trust

JOHN HANCOCK TRUST
Financial Services Trust
Global Bond Trust
High Yield Trust
International Equity Index Trust B
Lifestyle Balanced Trust (formerly
"Managed Trust")

JOHN HANCOCK TRUST
Mid Value Trust
Money Market Trust B
Optimized All Cap Trust
Overseas Equity Trust
Real Estate Securities Trust
Short-Term Bond Trust

JOHN HANCOCK TRUST
Small Cap Growth Trust
Total Bond Market Trust B

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    JOHN HANCOCK LIFE INSURANCE COMPANY
        ANNUITIES SERVICE CENTER                    MAILING ADDRESS
          164 Corporate Drive                    Post Office Box 9505
        Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9505
             (800) 824-0335                       www.jhannuities.com

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS ........................................................    1
II. OVERVIEW ........................................................................    3
III. FEE TABLES .....................................................................    5
   EXAMPLES .........................................................................    6
IV. BASIC INFORMATION ...............................................................    8
   WHAT IS THE CONTRACT? ............................................................    8
   WHO OWNS THE CONTRACT? ...........................................................    8
   IS THE OWNER ALSO THE ANNUITANT? .................................................    8
   HOW CAN I INVEST MONEY IN A CONTRACT? ............................................    8
     Purchase Payments ..............................................................    8
     Initial Purchase Payment .......................................................    8
     Issue Date and Contract Year ...................................................    9
     Limits on Purchase Payments ....................................................    9
     Ways to Make Additional Purchase Payments ......................................    9
     Additional Purchase Payments by Wire ...........................................    9
   HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME? ............    9
     Variable Investment Options ....................................................    9
     Fixed Investment Options .......................................................   10
   WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE? .................................   10
   TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS? ........   10
   WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT? ..............................   10
   HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS? ...............................   11
     Allocation of Purchase Payments ................................................   11
     Transfers Among Investment Options .............................................   11
     Procedure for Transferring Your Assets .........................................   12
     Telephone and Electronic Transactions ..........................................   12
     Dollar Cost Averaging Program ..................................................   13
     Special Transfer Services - Asset Rebalancing Program ..........................   13
   WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT? .........................   13
     Asset-Based Charges ............................................................   13
     Annual Contract Fee ............................................................   14
     Premium Taxes ..................................................................   14
     Withdrawal Charge ..............................................................   14
     Other Charges ..................................................................   15
   HOW CAN I WITHDRAW MONEY FROM MY CONTRACT? .......................................   16
     Surrenders and Partial Withdrawals .............................................   16
     Signature Guarantee Requirements for Surrenders and Partial Withdrawals ........   16
     Nursing Home Waiver of Withdrawal Charge .......................................   17
     Systematic Withdrawal Plan .....................................................   17
     Telephone Withdrawals ..........................................................   17
   WHAT HAPPENS IF THE OWNER OR ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?...   17
     Death Benefits - In General ....................................................   17
     Distribution Requirements Following Death of Owner .............................   17
     Death Benefits Following Death of Annuitant ....................................   18
     Standard Death Benefit .........................................................   18
     Enhanced Death Benefit Riders ..................................................   18
     Calculation and Payment of Death Benefit Value .................................   18
   CAN I RETURN MY CONTRACT? ........................................................   19
V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS ...........   20
   THE COMPANY ......................................................................   20
   THE SEPARATE ACCOUNTS ............................................................   20
   THE PORTFOLIOS ...................................................................   21
     Investment Management ..........................................................   21
     Portfolio Expenses .............................................................   21
     Fund-of-Funds ..................................................................   22
     Portfolio Investment Objective and Strategies ..................................   22
VI. INFORMATION ABOUT FIXED INVESTMENT OPTIONS ......................................   25
   IN GENERAL .......................................................................   25
   HOW THE FIXED INVESTMENT OPTIONS WORK ............................................   25
VII. THE ACCUMULATION PERIOD ........................................................   27
   YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS ....................................   27
   VALUATION OF ACCUMULATION UNITS ..................................................   27
   VARIABLE INVESTMENT OPTION VALUATION PROCEDURES ..................................   27
   YOUR VALUE IN THE FIXED INVESTMENT OPTIONS .......................................   27
VIII. THE ANNUITY PERIOD ............................................................   28
   MATURITY DATE ....................................................................   28
   CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS ......................................   28
   SELECTING AN ANNUITY OPTION ......................................................   28
   VARIABLE MONTHLY ANNUITY PAYMENTS ................................................   29
   VARIABLE INVESTMENT OPTION VALUATION PROCEDURES ..................................   29
   ASSUMED INVESTMENT RATE ..........................................................   29
   TRANSFERS DURING THE ANNUITY PERIOD ..............................................   29
   FIXED MONTHLY ANNUITY PAYMENTS ...................................................   29
   ANNUITY OPTIONS ..................................................................   30
IX.  FEDERAL TAX MATTERS ............................................................   31
   INTRODUCTION .....................................................................   31
   OUR TAX STATUS ...................................................................   31
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS .....................................   31
   NONQUALIFIED CONTRACTS ...........................................................   31
   QUALIFIED CONTRACTS ..............................................................   34
   SEE YOUR OWN TAX ADVISER .........................................................   38
X OTHER INFORMATION .................................................................   39
   ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY .......................................   39
   BENEFICIARY ......................................................................   39
   SPOUSE ...........................................................................   39
   PERFORMANCE INFORMATION ..........................................................   39
   REPORTS ..........................................................................   40
   VOTING PRIVILEGES ................................................................   40
   CHANGES TO THE SEPARATE ACCOUNTS .................................................   40
   VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES   ............................   40
   DISTRIBUTION OF CONTRACTS ........................................................   41
   STATEMENT OF ADDITIONAL INFORMATION ..............................................   41
   FINANCIAL STATEMENTS .............................................................   44
APPENDIX A:  DETAILS ABOUT OUR FIXED INVESTMENT OPTIONS .............................   A-1
APPENDIX B:  EXAMPLES OF WITHDRAWAL CHARGE CALCULATIONS .............................   B-1
APPENDIX C:  OPTIONAL ENHANCED DEATH BENEFITS .......................................   C-1
   "STEPPED-UP" DEATH BENEFIT RIDER .................................................   C-1
   ACCIDENTAL DEATH BENEFIT RIDER ...................................................   C-1
APPENDIX D: QUALIFIED PLAN TYPES ....................................................   D-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ..........................................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY PERIOD: The period when we make annuity payments to you following the Maturity Date.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 pm Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock Life Insurance Company.

CONTRACT: The Variable Annuity Contracts described by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the date the Contract was issued.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of the Company's assets other than assets in these Separate Accounts or any other separate account that it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

MATURITY DATE: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NONQUALIFIED CONTRACT:  A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in a Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may have elected for an additional charge.

SEPARATE ACCOUNT: John Hancock Variable Annuity Account H or John Hancock Variable Annuity Account V. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Accounts. Each Sub-Account invests in shares of a specific Portfolio.

SURRENDER VALUE: The total value of a Contract, after any market value adjustment, minus the annual Contract fee, any applicable premium tax, and any applicable Rider charges, and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax, proportional share of administrative fee and market value adjustment, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material features and benefits of the Contracts in this Prospectus.


The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. This Prospectus contains information that you should know before you exercise any of your rights under the Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under a Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of the John Hancock Trust (the "Trust"). The Trust is a so-called "series" type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolios of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

For amounts you don't wish to invest in a Variable Investment Option, you may be able to invest these amounts in a currently offered Fixed Investment Option if permitted by your local jurisdiction. We invest the assets allocated to a Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a minimum rate stated in your Contract. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%. If you remove money from any Fixed Investment Option prior to its expiration, however, we may increase or decrease your Contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that Fixed Investment Option. This is known as a "market value adjustment."


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


We refer to the Variable Investment Options and any available Fixed Investment Option together as Investment Options.

The annuity described in this Prospectus may be sold on a group basis. If you purchase the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "Contract" as used in this Prospectus should be interpreted as meaning the certificate issued to you under the group contract.


SECTION 403(b) QUALIFIED PLANS. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). If you had purchased this Contract for use in a Section 403(b) Qualified Plan, your employer, the Plan's administrator, or the Plan's sponsor may request that we enter into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"). Unless contained in an Information Sharing Agreement, we may receive a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

For more information regarding Section 403(b) Qualified Plans, please see Appendix D: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.


The Contracts were not available in all states. Certain features of the Contracts, including optional benefit Riders, may not have been available or may have been modified for Contracts issued in various states. YOU SHOULD REVIEW YOUR CONTRACT, OR CONTACT THE ANNUITIES SERVICE CENTER, FOR ADDITIONAL INFORMATION. You should disregard all references in the Prospectus to benefits that are not available in your state.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                 III. Fee Tables

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES APPLICABLE TO BUYING, OWNING AND SURRENDERING A CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AS WELL AS THE FEES AND EXPENSES YOU WILL PAY WHEN YOU MAKE ADDITIONAL PURCHASES UNDER THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                                         PATRIOT               PATRIOT
CONTRACT OWNER TRANSACTION          VARIABLE ANNUITY      VARIABLE ANNUITY
EXPENSES(1)                         OUTSIDE NEW YORK       INSIDE NEW YORK
--------------------------------   -------------------   -------------------
Maximum Withdrawal Charge          6% for the 1st year   6% for the 1st year
(as % of amount of the Purchase    6% for the 2nd year   6% for the 2nd year
Payment that we consider to have   5% for the 3rd year   5% for the 3rd year
been withdrawn) (2)                5% for the 4th year   4% for the 4th year
                                   4% for the 5th year   3% for the 5th year
                                   3% for the 6th year   2% for the 6th year
                                   2% for the 7th year   1% for the 7th year
                                   0% thereafter         0% thereafter

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE PORTFOLIO LEVEL.

                                   PATRIOT VARIABLE ANNUITY
                                   ------------------------
Maximum Annual Contract Fee(3)                 $50
 Current Annual Contract Fee (4)               $30

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (5)

(Contracts with initial Purchase Payment less than $250,000)

Asset-Based Charge                                     1.25%

(Contracts with initial Purchase Payment equal to or greater than $250,000)

Asset-Based Charge                                     1.00%

OPTIONAL BENEFIT RIDER CHARGES(6) (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED)


Accidental Death Benefit Rider                    0.10%
Enhanced "Stepped-Up" Death Benefit Rider         0.15%
Nursing Home Waiver (7)                           0.05%(8)


(3) This charge is not currently imposed and would only apply to Patriot Contracts with a Contract Value of less than $10,000.

(4) This charge applies only to Patriot Contracts of less than $10,000. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.

(5) This charge only applies to that portion of account value held in the Variable Investment Options. The charge does not apply to amounts in the Fixed Investment Options.

(6) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12 of the annual charge shown in this table.

(7)   This Rider is not available for Contracts issued after April 30, 2004.

(8) As a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                       MINIMUM  MAXIMUM
-----------------------------------------                                       -------  -------
Range of expenses that are deducted from Portfolio assets,
including management fees, and other expenses                                    0.25%    1.14%

EXAMPLES

The following two examples are intended to help you compare the cost of investing in Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a Contract with all the optional benefit Riders that may have been available. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                MAXIMUM PORTFOLIO LEVEL TOTAL OPERATING EXPENSES

PATRIOT VARIABLE ANNUITY WITH:
Enhanced "stepped-up" Death Benefit Rider;
Accidental Death Benefit Rider;
and  Nursing Home Waiver Rider                                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------------------------                                        ------  -------  -------  --------
If you surrender the Contract at the end of the applicable time period:            $ 815  $ 1,292  $ 1,797  $ 3,053
If you annuitize, or do not surrender the Contract at the end of the applicable
time period:                                                                       $ 275  $   845  $ 1,440  $ 3,053

The next example assumes that you invest $10,000 in a Contract with no optional benefit riders for the time periods indicated. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                MINIMUM PORTFOLIO LEVEL TOTAL OPERATING EXPENSES

PATRIOT VARIABLE ANNUITY                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
------------------------                                                             ------  -------  -------  --------
If you surrender the Contract at the end of the applicable time period:              $ 695    $ 926   $ 1,183   $ 1,811
If you annuitize, or do not surrender the Contract at the end of the
applicable time period:                                                              $ 155    $ 480    $  828   $ 1,811

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH PORTFOLIO, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.

                                                 DISTRIBUTION               ACQUIRED     TOTAL ANNUAL   CONTRACTUAL          NET
                                                 AND SERVICE     OTHER   PORTFOLIO FEES   OPERATING       EXPENSE         OPERATING
PORTFOLIO/SERIES                 MANAGEMENT FEE  (12b-1) FEES  EXPENSES   AND EXPENSES    EXPENSES(1)  REIMBURSEMENT(2)   EXPENSES
----------------                 --------------  ------------  --------  --------------  ------------  ----------------  ----------
500 INDEX B(3)
Series NAV                            0.47%          0.00%       0.03%       0.00%           0.50%          -0.25%          0.25%
ACTIVE BOND(4)
Series NAV                            0.60%          0.00%       0.04%       0.00%           0.64%           0.00%          0.64%
BLUE CHIP GROWTH(4,5)
Series NAV                            0.81%          0.00%       0.04%       0.00%           0.85%           0.00%          0.85%
CAPITAL APPRECIATION(4)
Series NAV                            0.72%          0.00%       0.04%       0.00%           0.76%           0.00%          0.76%
EQUITY-INCOME(4,5)
Series NAV                            0.81%          0.00%       0.05%       0.00%           0.86%           0.00%          0.86%
FINANCIAL SERVICES(4)
Series NAV                            0.82%          0.00%       0.08%       0.00%           0.90%           0.00%          0.90%
GLOBAL BOND(4,6)
Series NAV                            0.70%          0.00%       0.10%       0.00%           0.80%           0.00%          0.80%
HIGH YIELD(4)
Series NAV                            0.66%          0.00%       0.06%       0.00%           0.72%           0.00%          0.72%
INTERNATIONAL EQUITY INDEX B(3,7)
Series NAV                            0.53%          0.00%       0.06%       0.00%           0.59%          -0.24%          0.35%
LIFESTYLE BALANCED(8)
Series NAV                            0.04%          0.00%       0.03%       0.76%           0.83%           0.00%          0.83%
MID VALUE(4,5)
Series NAV                            0.98%          0.00%       0.10%       0.00%           1.08%           0.00%          1.08%
MONEY MARKET B(3)
Series NAV                            0.49%          0.00%       0.04%       0.00%           0.53%          -0.24%          0.29%
OPTIMIZED ALL CAP(4)
Series NAV                            0.68%          0.00%       0.06%       0.00%           0.74%           0.00%          0.74%


                                                DISTRIBUTION                ACQUIRED    TOTAL ANNUAL    CONTRACTUAL      NET
                                                AND SERVICE      OTHER   PORTFOLIO FEES   OPERATING        EXPENSE     OPERATING
PORTFOLIO/SERIES               MANAGEMENT FEE  (12b-1) FEES   EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT(2)  EXPENSES
----------------               --------------  ------------   --------  --------------  ------------  ---------------  ---------
OVERSEAS EQUITY
Series NAV                           0.98%          0.00%        0.14%       0.00%           1.12%           0.00%         1.12%
REAL ESTATE SECURITIES(4)
Series NAV                           0.70%          0.00%        0.05%       0.00%           0.75%           0.00%         0.75%
SHORT-TERM BOND(4)
Series NAV                           0.59%          0.00%        0.07%       0.00%           0.66%           0.00%         0.66%
SMALL CAP GROWTH(4)
Series NAV                           1.06%          0.00%        0.08%       0.00%           1.14%           0.00%         1.14%
TOTAL BOND MARKET B(3,10)
Series NAV                           0.47%          0.00%        0.06%       0.00%           0.53%          -0.28%         0.25%

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the Portfolio's average net assets) of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2010 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.


(4) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.



(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.


(6) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.


(7) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g., underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.


(8) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(9) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(10) "Other Expenses" does not include an interest expense which was charged in 2008. This expense is considered extraordinary and not anticipated in the future.

                              IV. Basic Information

WHAT IS THE CONTRACT?


The Contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "Annuitant" or "payee") with a series of periodic payments. Because this Contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the Contract's Maturity Date. Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen. If your annuity is provided under a master group contract, the term "Contract" as used in this Prospectus refers to the certificate you will be issued and not to the master group contract.


WHO OWNS THE CONTRACT?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

IS THE OWNER ALSO THE ANNUITANT?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant's lifetime. We may permit you to name another person as Annuitant or joint Annuitant if that person meets our underwriting standards. We may also permit you to name as joint Annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Purchase Payments

We call the investments you make in your Contract Payments or Purchase Payments. The Contracts described in this Prospectus are no longer available for sale; however, the minimum initial Purchase Payment requirements for the Contracts are outlined in the table below, along with the minimum Purchase Payment for each Additional Purchase Payment into the Contracts. If you purchased your Contract through the automatic investment plan, different minimums may apply. If your Contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more Additional Purchase Payments to keep the Contract in force.

                                                 MINIMUM
                                                  DIRECT
                          MINIMUM    MINIMUM     DEPOSIT
                          INITIAL   ADDITIONAL  ADDITIONAL
                          PURCHASE   PURCHASE    PURCHASE
CONTRACT                  PAYMENT    PAYMENT     PAYMENT
                          --------  ----------  ----------
Patriot                   $ 1,000    $ 500      $ 100

Currently, we do not enforce any minimum Additional Purchase Payment amounts, but may do so in the future.

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information, we issued your Contract and invested your initial Purchase Payment. If the information was not in good order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within five Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

In certain situations, we may have issued a Contract upon receiving the order of your broker-dealer or financial institution but delayed the effectiveness of the Contract until we received your signed application. In those situations, if we did not receive your signed application within our required time period, we deemed the Contract void from the beginning and returned your Purchase Payment. We may not have issued a Contract if any proposed Owner or Annuitant was older than age 84. We may also have limited your ability to purchase multiple Contracts on the same Annuitants or Owners. We may, however, have waived either of these underwriting limits.

Issue Date and Contract Year

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract's date of issue. We did not issue a Contract if the proposed Annuitant was older than age 84.

Limits on Purchase Payments

You can make Purchase Payments of up to $1,000,000 in any one Contract Year. The total of all new Purchase Payments and transfers that you may allocate to any one Variable Investment Option or Fixed Investment Option, in any one Contract Year may not exceed $1,000,000. While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Maturity Date until the age limit shown below:

                                 YOU MAY NOT MAKE ANY PURCHASE
IF YOUR CONTRACT IS USED TO  PAYMENTS AFTER THE ANNUITANT REACHES
FUND                                          AGE
---------------------------  ------------------------------------
A Qualified Plan              70 1/2 (1)
A Nonqualified plan           85

(1)    except for a Roth IRA, which has an age limit of 85

We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check or money order must be:

      -     drawn on a U.S. bank;

      -     drawn in U.S. dollars; and

      -     made payable to "John Hancock" and sent to the Annuities Service
            Center.

We credit any Additional Purchase Payments to your Contract at the close of the Business Day in which we receive them at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we will credit it to your Contract on the next Business Day.

We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

Variable Investment Options

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.


Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page 22), should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

Fixed Investment Options

The amount you've invested in a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. In states where approved, we currently make available various Fixed Investment Options with durations of up to five years, and we may make one or more additional Fixed Investment Options available for Contracts issued before September 30, 2002. As long as you keep your money in a Fixed Investment Option until its expiration date, we bear all the investment risk on that money.

However, if you prematurely transfer, "surrender" or otherwise withdraw money from a Fixed Investment Option we will increase or reduce the remaining value in your Contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that Fixed Investment Option. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of Market Value Adjustment ("MVA")".

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your Maturity Date and your choices that are in effect on that date.

You should carefully review the discussion under "VIII. The Annuity Period" for information about all of these choices you can make.

TO WHAT EXTENT CAN JHLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State Law Insurance Requirements

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, rates and other terms of our Contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the Contracts. These include the types of variations discussed under the "Variations in Charges or Rates for Eligible Classes" section of this Prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders and systematic withdrawals);

      -     payment of any death benefit proceeds; and

      -     periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

Special rules have waived minimum distribution requirements for calendar year 2009 (see "IX. Federal Tax Matters").

CONTRACTS PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN DO NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, ANNUITY LIFETIME INCOME OPTIONS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT OPTIONS?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options and Fixed Investment Options (together, your Investment Options) to which your Purchase Payments will be allocated. You may change this investment allocation for future Purchase Payments at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

We do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the accumulation period. For limits imposed during the annuity period, please see "Choosing Fixed or Variable Annuity Payments" in "VII. The Annuity Period."

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts held in one Investment Option to any other Investment Option. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose the variable investment option's underlying Portfolio to increased investment portfolio transaction costs (affecting the value of the shares) and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Accounts to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m., Eastern Time) as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program (see below under "Dollar Cost Averaging Program") or our Strategic Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers during the Annuity Period" section of this Prospectus). Under the Separate Accounts' policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if the two transfer per month limit has been reached if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30 calendar day period after such transfer, no subsequent transfers from that Money Market Investment Option to another Variable Investment Option may be made. We apply the Separate Accounts' policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions at any time to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., changing telephone and facsimile procedures to require that transfer requests be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Sub-Accounts.

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract's Maturity Date.

DURING THE ANNUITY PERIOD, YOU MAY NOT MAKE ANY TRANSFER THAT WOULD RESULT IN MORE THAN FOUR INVESTMENT OPTIONS BEING USED AT ONCE. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing disruptive frequent trading activity and avoid harm to long-term investors. If we are unsuccessful in restricting disruptive frequent trading activity, the Portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.


In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Procedure for Transferring Your Assets

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the Annuities Service Center. Your request should include:

      -     your name;

      -     daytime telephone number;

      -     Contract number;

      - the names of the Investment Options to and from which assets are being transferred; and

      -     the amount of each transfer.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     any loss or theft of your password; or

      -     any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Dollar Cost Averaging Program

You may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar cost averaging program:

      - you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;

      -     you may discontinue the program at any time;


      - the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted; and


      - automatic transfers to or from Fixed Investment Options are not permitted under this program.

We reserve the right to suspend or terminate the program at any time.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).


WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios' prospectuses.

Asset-Based Charges

We deduct Separate Account expenses daily, as a percentage of average account value, to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contracts, as follows:

                        SEPARATE ACCOUNT ANNUAL EXPENSES
                   (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
                            PATRIOT VARIABLE ANNUITY
          (Contracts with initial Purchase Payment less than $250,000)
              ASSET-BASED CHARGE                              1.25%
          (Contracts with initial Purchase Payment equal to or greater than $250,000)
              ASSET-BASED CHARGE                              1.00%

This charge does not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual Contract Fee

We deduct a $30 annual Contract fee from Contracts with a Contract Value of less than $10,000. We deduct this charge at the end of each Contract Year. We also deduct it if you surrender your Contract, unless your Contract's total value, at the time of surrender, is $10,000 or above.

We take the deduction proportionally from each Variable Investment Option and each Fixed Investment Option you are then using. We reserve the right to increase the annual Contract fee to an amount up to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                                  PREMIUM TAX RATE(1)
STATE OR                     QUALIFIED        NONQUALIFIED
Territory                    CONTRACTS         CONTRACTS

CA                             0.50%               2.35%
GUAM                           4.00%               4.00%
ME(2)                          0.00%               2.00%
NV                             0.00%               3.50%
PR                             1.00%               1.00%
SD(2)                          0.00%               1.25%(3)
TX(4)                          0.04%               0.04%
WV                             1.00%               1.00%
WY                             0.00%               1.00%

(1)   Based on the state of residence at the time the tax is assessed.

(2)   We pay premium tax upon receipt of Purchase Payment.

(3)   0.80% on Purchase Payments in excess of $500,000.

(4)   Referred to as a "maintenance" tax.

Withdrawal Charge


If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date ("partial withdrawal") or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown below:


                                           PATRIOT                   PATRIOT
CONTRACT OWNER TRANSACTION             VARIABLE ANNUITY         VARIABLE ANNUITY
EXPENSES                               OUTSIDE NEW YORK          INSIDE NEW YORK
--------------------------            -------------------      -------------------
Maximum Withdrawal Charge             6% for the 1st year      6% for the 1st year
(as % of amount of the Purchase       6% for the 2nd year      6% for the 2nd year
Payment that we consider to have      5% for the 3rd year      5% for the 3rd year
been withdrawn) (1)                   5% for the 4th year      4% for the 4th year
                                      4% for the 5th year      3% for the 5th year
                                      3% for the 6th year      2% for the 6th year
                                      2% for the 7th year      1% for the 7th year
                                      0% thereafter            0% thereafter

(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.


FREE WITHDRAWAL AMOUNTS. If you have any earnings in your Contract, you can always withdraw those earnings without any withdrawal charge. By "earnings," we mean the amount by which your Contract's total value exceeds the Purchase Payments you have paid and have not (as discussed below) already withdrawn. If your Contract doesn't have any earnings (or you have withdrawn then all) you can still make charge free withdrawals, unless and until all of your withdrawals during the same Contract Year exceed 10% of all of the Purchase Payments you have paid to date.


HOW WE DETERMINE AND DEDUCT THE CHARGE: If the amount you withdraw or surrender totals more than the free withdrawal amount during the Contract Year, we will assess a withdrawal charge shown in the Fee Tables on any amount of the excess that we attribute to Purchase Payments you made within a withdrawal charge period. Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been "withdrawn" under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations.



We deduct the withdrawal charge proportionally from each Variable Investment Option and each Fixed Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Investment Option "A" and 40% from Investment Option "B," then we will deduct 60% of the withdrawal charge from Investment Option "A" and 40% from Investment Option "B." If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other Investment Options, pro-rata based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we will pay you no more than the Surrender Value.


You will find examples of how we compute the withdrawal charge in Appendix B to this Prospectus.

WHEN WITHDRAWAL CHARGES DON'T APPLY: We don't assess a withdrawal charge in the following situations:

      - on amounts applied to an Annuity Option at the Contract's Maturity Date or to pay a death benefit;

      - on certain withdrawals if you have elected the Nursing Home Waiver Rider that waives the withdrawal charge; and

      - on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however).

HOW AN MVA AFFECTS THE WITHDRAWAL CHARGE. If you make a withdrawal from a Fixed Investment Option at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other Charges

If you purchased an optional benefit Rider, we will deduct the applicable charges for that benefit proportionally from each of your Investment Options, including the Fixed Investment Options, based on your value in each. We list these charges below:
                         OPTIONAL BENEFIT RIDER CHARGES(1)
    (AS A PERCENTAGE OF YOUR CONTRACT'S TOTAL VALUE UNLESS OTHERWISE STATED)

                        PATRIOT VARIABLE ANNUITY

Accidental Death Benefit Rider                      0.10%
Enhanced "Stepped Up" Death Benefit Rider           0.15%
Nursing Home Waiver (2)                             0.05%(3)

(1) Charges for optional benefit Riders are assessed monthly. The monthly charge is 1/12 of the annual charge shown in this table.

(2)   This Rider was not available for Contracts issued after April 30, 2004.

(3) As a percentage of that portion of your Contract's total value attributable to Purchase Payments that are still subject to withdrawal charges.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and Partial Withdrawals

Prior to your Contract's Maturity Date, if the Annuitant is living, you may:

      -     surrender your Contract for a cash payment of its Surrender Value;
            or

      -     make a partial withdrawal of the Surrender Value.

The Surrender Value of a Contract is the Contract Value, minus the annual Contract fee and any applicable premium tax. We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "IX. Federal Tax Matters." Among other things, if you make a full surrender or partial withdrawal from your Contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a partial withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

We reserve the right to terminate your Contract if the value of your Contract becomes zero. You generally may not make any surrenders or partial withdrawals once we begin making payments under an Annuity Option. Your Contract also provides that, without our prior approval, you may not make a partial withdrawal for less than $100, or if the remaining total value of your Contract would be less than $1,000. We are not currently enforcing this limitation, but may do so in the future.

Your request to surrender your Contract or to make a partial withdrawal becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m., Eastern Time). If we receive a request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

            - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

            -     trading on the New York Stock Exchange is restricted;

            - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

            - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for withdrawal of Contract Value. The transaction may be subject to taxes and any applicable withdrawal charges. If you determine to continue the remaining Contract, we will reduce the benefit under any existing optional benefit Rider to the Contract in accordance with its terms.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "IX. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "IX Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

(Not Applicable to Contracts Issued in New Jersey)

We require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

      - you are requesting that we mail the amount withdrawn to an alternate address; or

      - you have changed your address within 30 days of the withdrawal request; or

      - you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

Nursing Home Waiver of Withdrawal Charge

You have may purchased an optional nursing home waiver of withdrawal charge Rider when you applied for your Contract, as permitted by state law. If you purchased this Rider, we will waive the withdrawal charges on any withdrawals, provided all the following conditions apply:

      - You become confined to a nursing home beginning at least 90 days after we issue your Contract.

      - You remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

      - We receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

      -     Your confinement is prescribed by a doctor and medically necessary.

At the time of application, you could not purchase this Rider if (1) you were older than 75 years at application or (2) in most states, if you were confined to a nursing home within the past two years at application.

There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., "Variations in Charges or Rates for Eligible Classes"), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any market value adjustment or withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See "How Will the Value of My Investment in the Contract Change Over Time?" and "What Fees and Charges Will be Deducted from My Contract?" The same tax consequences also generally will apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose maximum withdrawal amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see "Telephone and Facsimile Transactions" in this Prospectus.

WHAT HAPPENS IF THE OWNER OR ANNUITANT DIES BEFORE MY CONTRACT'S MATURITY DATE?

Death Benefits - In General

The Contracts described in this Prospectus generally provide for distribution of death benefits if you die before a Contract's Maturity Date. The minimum death benefits provided under the Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. We may pay death benefits in some cases on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a tax qualified plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions (and the effect of spousal continuation) below. If your Contract has joint Owners, these provisions apply upon the death of the first to die.

IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

      - if the Contract's designated Beneficiary is your surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act, your spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See "X. Other Information - Spouse." In that case:

                  o we will not pay a death benefit, if you are the Annuitant, but the total value of your Contract will equal the death benefit that would have been payable, excluding amounts payable under any optional benefit Riders; and


                  o any additional amount that we may credit to your Contract will be allocated to the Investment Options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges. If your spouse makes any Additional Purchase Payments (and if there are any unliquidated Purchase Payments at the time of your death), however, they will be subject to future surrender or withdrawal charges as provided in your Contract;

      - if the Beneficiary is not your surviving spouse or if the Beneficiary is your surviving spouse but chooses not to continue the Contract, the "entire interest" (as discussed below) in a Contract on the date of your death must be:

                  o     paid out in full within five years of your death; or

                  o applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

Your "entire interest" on the date of your death, if you are the last surviving Annuitant as well as the Owner, equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the "entire interest" equals:

      - the surrender value if paid out in full within five years of your death; or

      - the total value of your Contract applied in full towards the purchase of a life annuity on the Beneficiary, or for a similar benefit payable over a period not extending beyond the life expectancy of the Beneficiary, with payments commencing within one year of your death.

YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE THE "ENTIRE INTEREST" THAT WILL BE DISTRIBUTED UPON AN OWNER'S DEATH.

If you die on or after annuity payments have begun:

      - any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Death Benefits Following Death of Annuitant

If the Annuitant dies before your Contract's Maturity Date, we will pay a standard death benefit, unless you have elected an enhanced death benefit Rider. YOU SHOULD REVIEW YOUR CONTRACT CAREFULLY TO DETERMINE WHEN A "STANDARD" DEATH BENEFIT IS PAYABLE.

If your Contract has joint Owners, each Owner will automatically be deemed to be the Beneficiary of the other. This means that any death benefit payable upon the death of one Owner will be paid to the other Owner. In that case, any other Beneficiary you have named would receive the death benefit only if neither joint Owner remains alive at the time the death benefit becomes payable.

Standard Death Benefit

The standard death benefit is the greater of:

            For Contracts that were issued outside New York:

            - the total value of your Contract adjusted by any then-applicable market value adjustment; or

            - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

            For Contracts that were issued inside New York:

            -     the total value of your Contract; or

            - the total amount of Purchase Payments made, minus any partial withdrawals and related withdrawal charges.

Enhanced Death Benefit Riders

We offered several optional death benefit Riders under Patriot Contracts that, depending on state availability and our underwriting rules, were available to you at the time you purchased your Contract. For an extra fee, these optional death benefit Riders may enhance the standard death benefit payable under your Contract, subject to the terms and limitations contained in the Rider. We offered a "Stepped-up" death benefit Rider and an "Accidental Death Benefit" Rider to applicants under age 80 at the time of purchase. We provide a general description of each of these Riders in Appendix C to this Prospectus.

Calculation and Payment of Death Benefit Value

We calculate the death benefit value as of the day we receive, in proper order at the Annuities Service Center:

      -     proof of death before the Contract's Maturity date; and

      -     any required instructions as to method of settlement.

We will generally pay the death benefit in a "lump-sum" under our current administrative procedures to the Beneficiary you chose, unless:

      - the death benefit is payable because of the Owner's death, the designated Beneficiary is the Owner's spouse, and he or she elects to continue the Contract in force; or

      - an optional method of settlement is in effect. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than the minimum stated in your Contract (in most states, $5,000), we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity Options."

 We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Delay of Certain Payments" in the Statement of Additional Information). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under "Annuity Options."

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. To have canceled your Contract, you would have delivered or mailed it to us or to the JHLICO representative who delivered the Contract to you.


In most states, you would have received a refund equal to the total value of your Contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you would have received a refund of any Purchase Payments you would have paid, if that amount were higher. The date of cancellation would have been the date we receive the Contract.

   V. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANY

We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. We are located at 601 Congress Street, Boston, Massachusetts 02210.. We also have an Annuities Service Office at 164 Corporate Drive, Portsmouth, NH 03801-6815. We are authorized to transact life insurance and annuity business in all states and the District of Columbia.

On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, the Company's ultimate parent is now Manulife Financial Corporation.

On July 29, 2008, the Board of Directors of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") unanimously voted to authorize the company to enter into an agreement to merge with two of its affiliates, JHLICO and John Hancock Variable Life Insurance Company ("JHVLICO"). The Merger Agreement, which has also been authorized by the Boards of Directors of JHLICO and JHVLICO, is subject to the applicable regulatory approvals for insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009 or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, JHLICO and JHVLICO would cease to exist, and the companies' assets and obligations would be assumed by John Hancock USA.

RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of JHLICO. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Sub-Accounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.

We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

      - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

      - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

      -     various indices that are unmanaged;

      - currently taxable and tax deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contract. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through John Hancock Variable Annuity Account H or John Hancock Variable Annuity Account V. Please refer to your Contract. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Variable Annuity Account H and John Hancock Variable Annuity Account V under Massachusetts law. The Separate Accounts' assets, including the Portfolios' shares, belong to JHLICO. Each Contract provides that amounts we hold in the Separate Accounts pursuant to the Contracts cannot be reached by any other persons who may have claims against us.

The income, gains and losses, whether or not realized, from assets of the Separate Accounts are credited to or charged against the Separate Accounts without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contract are general corporate obligations of ours. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

The Separate Accounts are registered as a unit investment trusts under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Accounts may be operated as management investment companies under the 1940 Act or they may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in NAV shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNTS ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNTS.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. Any such payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Fund-of-Funds

The John Hancock Trust's Lifestyle Balanced Trust is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for the John Hancock Trust's Lifestyle Balanced Trust contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Portfolio Investment Objective and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.


                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


CAPITAL GUARDIAN TRUST COMPANY
       Overseas Equity Trust                           Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

DAVIS SELECTED ADVISERS, L.P.
       Financial Services Trust                        Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

DECLARATION MANAGEMENT & RESEARCH LLC
       Active Bond Trust (1)                           Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

       Total Bond Market Trust B                       Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond
                                                       Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

       Short-Term Bond Trust                           Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with an average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the Portfolio's net assets will be invested in high yield bonds.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
      Real Estate Securities Trust(2)                  Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

JENNISON ASSOCIATES LLC
      Capital Appreciation Trust                       Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that are attractively valued and have above-average growth prospects.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
       500 Index Trust B                               Seeks to approximate the aggregate total return of a broad-based U.S.
                                                       domestic equity market index. To do this, the Portfolio invests at least
                                                       80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index. (3)

       Lifestyle Balanced Trust (4)                    Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund-of-funds and normally invests approximately 40% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

       Money Market Trust B                            Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                                       Note: The returns of a Money Market Subaccount in your Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money Market Portfolio are not sufficient to offset Contract expense deductions.

      Optimized All Cap Trust                          Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity securities of large-, mid- and small-cap U.S. companies with strong industry position, leading market share, proven management and strong financials.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
      Global Bond Trust                                Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least
                                                       80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

SsgA FUNDS MANAGEMENT, INC.
       International Equity Index Trust B              Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. To do this, the Portfolio invests at least 80%
                                                       of its assets in securities listed in the Morgan Stanley Capital
                                                       International All Country World Excluding U.S. Index,(5) or American
                                                       Depository Receipts or Global Depository Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC.
      Blue Chip Growth Trust                          Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)
       Equity-Income Trust                             Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

       Mid Value Trust                                 Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

WELLINGTON MANAGEMENT COMPANY, LLP
       Small Cap Growth Trust                          Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

WESTERN ASSET MANAGEMENT COMPANY
      High Yield Trust(6)                              Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the
                                                       Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. Government and foreign securities.


(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "MSCI All Country World ex-USA IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

(6) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

                 VI. Information about Fixed Investment Options

IN GENERAL

All of JHLICO's general assets (discussed above) support its obligations under the Fixed Investment Options (as well as all of its other obligations and liabilities). To hold the assets that support primarily the Fixed Investment Options, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to any Fixed Investment Option belong to us; any favorable investment performance on the assets allocated to the Fixed Investment Options belongs to us. Instead, you earn interest at the rate of the Fixed Investment Option you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected Fixed Investment Option.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Options have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Options. Disclosure regarding the Fixed Investment Options is, however, subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

HOW THE FIXED INVESTMENT OPTIONS WORK

Amounts you allocate to the Fixed Investment Options earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the Fixed Investment Options, we will automatically transfer its total value to the Money Market Variable Investment Option under your Contract, unless you elect to:

            - withdraw all or a portion of any such amount from the Contract;

            - allocate all or a portion of such amount to a new Fixed Investment Option or periods of the same or different duration as the expiring Fixed Investment Option; or

            - allocate all or a portion of such amount to one or more of the Variable Investment Options.

You must notify us of any such election, by mailing a request to us at the Annuities Service Center at least 30 days prior to the end of the expiring Fixed Investment Option. We will notify you of the end of the Fixed Investment Option at least 30 days prior to its expiration (45 days for Contracts issued in NY). The first day of the new Fixed Investment Option or other reallocation will begin the day after the end of the expiring Fixed Investment Option.

We currently make available Fixed Investment Options with durations of five years. For contracts issued before September 30, 2002, however, we may permit you to select different durations. If you select any Fixed Investment Option with a duration that extends beyond your Contract's Maturity Date, your Maturity Date will automatically be changed to the Annuitant's 95th birthday (90th for Contracts issued in NY), or a later date, if we approve. We reserve the right to add or delete Fixed Investment Options for new allocations to or from those that are available at any time.

Guaranteed Interest Rates

Each Fixed Investment Option has its own guaranteed interest rate. We may, at our discretion, change the guaranteed rate for future Fixed Investment Options. These changes will not affect the guaranteed rates being paid on Fixed Investment Options that have already commenced. Each time you allocate or transfer money to a Fixed Investment Option, a new Fixed Investment Option, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any Fixed Investment Option offering a guaranteed rate below 3%.

We make the final determination of guaranteed rates and Fixed Investment Options to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future Fixed Investment Options.

You may obtain information concerning the guaranteed rates applicable to the various Fixed Investment Options, and the durations of the Fixed Investment Options offered, at any time by calling the Annuities Service Center.

Calculation of Market Value Adjustment ("MVA")

If you withdraw, surrender, transfer, or otherwise remove money from a Fixed Investment Option prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

            - death benefits pursuant to your Contract (not applicable to Contracts issued in NY);

            -     amounts you apply to an Annuity Option; and

            -     amounts paid in a single sum in lieu of an annuity.

The market value adjustment increases or decreases your remaining value in the Fixed Investment Option. If the value in that Fixed Investment Option is insufficient to pay any negative MVA, we will deduct any excess from the value in your other Investment Options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the Surrender Value of the Contract. Here is how the MVA works:

We compare:

            - the guaranteed rate of the Fixed Investment Option from which the assets are being taken WITH

            - the guaranteed rate we are currently offering for Fixed Investment Options of the same duration as remains on the Fixed Investment Option from which the assets are being taken.

If the first rate exceeds the second by more than 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces an increase in your Contract's value.

If the first rate does not exceed the second by at least 1/2% (1/4% for Contracts issued in FL and NY), the market value adjustment produces a decrease in your Contract's value.

For this purpose, we consider that the amount withdrawn from a Fixed Investment Option includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on Market Value Adjustments

In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest we credit on a Fixed Investment Option up to the date of computation. Excess interest means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

                          VII. The Accumulation Period

YOUR VALUE IN OUR VARIABLE INVESTMENT OPTIONS

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases "accumulation units" of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

VALUATION OF ACCUMULATION UNITS

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                          dollar amount of transaction

                                   DIVIDED BY

               value of one accumulation unit for the applicable
                 Variable Investment Option at the time of such
                                   transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option. (See below under "Variable Investment Option Valuation Procedures.")

Therefore, at any time prior to the Maturity Date, the total value of your Contract in a Variable Investment Option can be computed according to the following formula:

                  number of accumulation units in the Variable
                               Investment Options

                                  MULTIPLIED BY

                value of one accumulation unit for the applicable
                    Variable Investment Option at that time

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract's value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

YOUR VALUE IN THE FIXED INVESTMENT OPTIONS

On any date, the total value of your Contract in a Fixed Investment Option equals:

      - the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option, minus

      - the amount of any withdrawals or transfers paid out of the Fixed Investment Option, minus

      - the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus

      - the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

      - the amount of any charges and fees deducted from that Fixed Investment Option, plus

      - interest compounded daily on any amounts in the Fixed Investment Option from time to time at the effective annual rate of interest we have declared for that Fixed Investment Option.

                            VIII. The Annuity Period

Annuity payments are made to the Annuitant, if still living. If more than one Annuitant is living at the Maturity Date, the payments are made to the younger of them.

MATURITY DATE

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially choose a Maturity Date when you complete your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

      - at least 6 months (12 months for Contracts issued in NY) after the date the first Purchase Payment is applied to your Contract; and

      - no later than the maximum age specified in your Contract (normally age 95); in NY it's the later of age 90 or 10 years after the date we issued your Contract).

Subject always to these requirements, you may subsequently change the Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see "IX. Federal Tax Matters"). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date.

NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

CHOOSING FIXED OR VARIABLE ANNUITY PAYMENTS

During the Annuity Period, the total value of your Contract must be allocated to no more than four Investment Options. During the Annuity Period, we do not offer the Fixed Investment Options. Instead, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for EACH Variable Investment Option.

We will generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we will divide your Contract's value among the four Investment Options with the largest values (considering all Fixed Investment Options as a single option), pro-rata based on the amount of the total value of your Contract that you have in each.

We will make a market value adjustment to any remaining Fixed Investment Option amounts on the Maturity Date, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

SELECTING AN ANNUITY OPTION

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: "Life Annuity with Payments for a Guaranteed Period" for a 10 year period (discussed under "Annuity Options").

Prior to the Maturity Date, you may select a different Annuity Option. However, if the total value of your Contract on the Maturity Date is less than $5,000, you may only select Option A: "Life Annuity with Payments for a Guaranteed Period" for the 10 year period as an Annuity Option, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total surrender value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

      -     you have not made an election prior to the Annuitant's death;

      - the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

      - the Beneficiary notifies us of the election prior to the date the proceeds become payable.

VARIABLE MONTHLY ANNUITY PAYMENTS

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro-rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent variable annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here's how it works:

      - We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

      - If that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

      - If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. A Business Day is any date on which the New York Stock Exchange is open for daytime trading. Each Business Day ends at the close of daytime trading for the day on that exchange (usually 4:00 p.m. Eastern Time). On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

ASSUMED INVESTMENT RATE

The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

TRANSFERS DURING THE ANNUITY PERIOD

Some transfers are permitted during the Annuity Period, but subject to different limitations than during the Accumulation Period. Once annuity payments on a variable basis have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of ANNUITY UNITs being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. Once annuity payments begin, no transfers may be made from payments on a fixed basis to payments on a variable basis or from payments on a variable basis to payments on a fixed basis. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

FIXED MONTHLY ANNUITY PAYMENTS

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amounts we first, in accordance with the procedures described above, calculate the amount to be applied to the FIXED ANNUITY Option as of the Maturity Date. We then subtract any applicable premium tax charge, if applicable, and divide the difference by $1,000.

We then multiply the result by the greater of:

            - the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or

            - the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

ANNUITY OPTIONS

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

OPTION A - LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guaranteed period to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to Contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

OPTION B - LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

OPTION C - JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

OPTION D - JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

OPTION E - LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

OPTION F - INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

OPTION G - INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the Contract.

With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only Fixed Annuity payments. Payments under Options F and G must continue for 10 years, unless your Contract has been in force for 5 years or more.

If the payee is more than 85 years old on the Maturity Date, the following two options are not available without our consent:

      - Option A: "Life Annuity with Payments for a Guaranteed Period" for the 5 year period and

      -     Option B: "Life Annuity without Further Payment on Death of Payee."

                             IX. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment until you have recovered your entire investment in the Contract. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity Nonqualified contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

As mentioned above, amounts received in either a partial withdrawal or full surrender are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in either a partial withdrawal or full surrender could be greater or less depending on how the market value adjustment is treated.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

      - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit). If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


Puerto Rico Nonqualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISOR. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.


Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Accounts follow certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan, including IRAs)


The Contracts are also available for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix D of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing thetime at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.


TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

            - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

            -     any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.


Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read this Prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.


You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on the first page of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Rollovers and Transfers

If permitted under your plan, you may make take a distribution:

      - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

      - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

      - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;

      - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you and falls within the definition of "spouse" under the federal Defense of Marriage Act he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA or a Roth IRA. A direct Transfer to a Roth IRA, however, will be treated as an eligible rollover distribution which may be subject to withholding. (See "Conversions and Rollovers to Roth IRAs," below.)

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available to Me Under a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you, if you wish to purchase a Qualified Contract. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU PURCHASED A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

            -     you have adjusted gross income over $100,000; or

            -     you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in a reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "What Other Optional Benefits May Have Been Available to Me Under a Contract?" in "IV. Basic Information" earlier in this Prospectus for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix D or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                               X Other Information

ASSIGNMENT; CHANGE OF OWNER OR BENEFICIARY

To qualify for favorable tax treatment, certain Contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. You choose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

      -     the rights of any assignees of record; and

      -     certain other conditions referenced in the Contract.


An assignment, pledge, or other transfer may be a taxable event. See "IX. Federal Tax Matters" above. Therefore, you should consult a competent tax advisor before taking any such action.


BENEFICIARY

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

SPOUSE

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

PERFORMANCE INFORMATION

We may advertise total return information about investments made in the Variable Investment Options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable Variable Investment Option.

Total return at the Account level is the percentage change between:


      - the value of a hypothetical investment in a Variable Investment Option at the beginning of the relevant period; and


      -     the value at the end of such period.

At the Account level, total return reflects adjustments for any:


      -     mortality and expense risk charges;



      -     administrative charge;



      -     annual Contract fee; and


      - withdrawal charge payable if the Owner surrenders his Contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit Riders. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any Contract fee or withdrawal charge and it may be for additional durations.

We may advertise "current yield" and "effective yield" for investments in the Money Market Investment Option. Current yield refers to the income earned on your investment in the Money Market Investment Option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, if applicable, or any charge for optional benefit Riders.

REPORTS

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2) the financial statements of the Portfolios.

VOTING PRIVILEGES

At meetings of the Portfolios' shareholders, we will generally vote all the shares of each Portfolio that we hold in the Account in accordance with instructions we receive from the Owners of Contracts that participate in the corresponding Variable Investment Option.


CHANGES TO THE SEPARATE ACCOUNTS

We reserve the right, subject to applicable law, including any required shareholder approval,

      - to transfer assets that we determine to be your assets from the Separate Accounts to another separate account or Investment Option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions;

      -     to add or delete Variable Investment Options;

      -     to change the underlying investment vehicles;

      -     to operate the Separate Accounts in any form permitted by law; and

      - to terminate the Separate Accounts' registrations under the 1940 Act, if such registrations should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

VARIATIONS IN CHARGES OR RATES FOR ELIGIBLE CLASSES

We may allow a reduction in or the elimination of any Contract charges, or an increase in a credited interest rate for a Fixed Investment Option. The affected Contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

      -     the size of the initial Purchase Payment;

      -     the size of the group or class,

      - the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments are remitted;

      - the nature of the group or class for which the Contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

      - the purpose for which the Contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced; or

      - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract is approved. We reserve the right to change these rules from time to time. Any variation in charges, rates, or fees will reflect differences in costs and services, will apply uniformly to all prospective Contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any Owner.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who have been appointed by us to act as our insurance agents. Signator Investors, Inc. ("Signator"), a subsidiary of John Hancock Life Insurance Company, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may pay on-going compensation to broker-dealers in connection with the sale or servicing of a Contract. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We or our affiliates may provide compensation to broker-dealers for providing on-going service in relation to Contracts that have already been purchased. The amount and timing of compensation we or our affiliates may provide may vary, but total compensation paid to broker-dealers with respect to the Contracts is not expected to exceed the amount of compensation for distribution of the Contracts as described in this Prospectus.


STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
Statement of Additional Information
Table of Contents

                                                                  page of SAI
General Information and History................................        1
Accumulation Unit Values.......................................        1
Services.......................................................        1
  Independent Registered Public Accounting Firm................        1
  Principal Underwriter........................................        1
  Special Compensation and Reimbursement Arrangements..........        1
    Sales and Asset-Based Payments.............................        4
    Administrative and Processing Support Payments.............        4
    Other Payments.............................................        4
Calculation of Performance Data................................        6
  Money Market Variable Investment Options.....................        6
  Other Investment Options.....................................        6
    "Standardized" Total Return................................        6
    "Non-Standardized" Performance.............................        6
Other Performance Information..................................        6
Table of State Variations......................................        6
Qualified Plan Types...........................................        8
  Traditional IRAs.............................................        8
  Roth IRAs....................................................        8
  Simple IRA Plans.............................................        9
  Simplified Employee Pensions (SEP-IRAs)......................        9
  Section 403(b) Qualified Plans or Tax-Sheltered Annuities....       11
  Restrictions Under the Texas Optional Retirement Program.....       11
  Corporate and Self-Employed ("HR 10 and "Keogh") Pension
  and Profit-Sharing Plans.....................................       11
  Deferred Compensation Plans of State and Local Governments
  and Tax-Exempt Organizations.................................       12
Calculation of Annuity Payments................................       12
  Calculation of Annuity Units.................................       13
    Annuity Unit Values........................................       13
  Mortality Tables.............................................       13
Additional Information About Determining
Unit Values....................................................       14
  Net Investment Rate..........................................       14
  Adjustment of Units and Values...............................       14
  Hypothetical Example Illustrating the Calculation of
  Accumulation Unit Values and Annuity Unit Values.............       14
Purchases and Redemptions of Portfolio Shares..................       14
The Separate Account...........................................       14
Delay of Certain Payments......................................       15
Liability for Telephone Transfers..............................       15
Voting Privileges..............................................       15
Legal and Regulatory Matters...................................       16
Financial Statements...........................................       17

JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
Statement of Additional Information
Table of Contents

                                                                  page of SAI
General Information and History................................         1
Accumulation Unit Values.......................................         1
Services.......................................................         1
  Independent Registered Public Accounting Firm................         1
  Principal Underwriter........................................         1
  Special Compensation and Reimbursement Arrangements..........         1
    Sales and Asset-Based Payments.............................         4
    Administrative and Processing Support Payments.............         4
    Other Payments.............................................         4
Calculation of Performance Data................................         6
  Money Market Variable Investment Options.....................         6
  Other Investment Options.....................................         6
    "Standardized" Total Return................................         6
    "Non-Standardized" Performance.............................         6
Other Performance Information..................................         6
Table of State Variations......................................         6
Qualified Plan Types...........................................         8
  Traditional IRAs.............................................         8
  Roth IRAs....................................................         8
  Simple IRA Plans.............................................         9
  Simplified Employee Pensions (SEP-IRAs)......................         9
  Section 403(b) Qualified Plans or Tax-Sheltered Annuities....        11
  Restrictions Under the Texas Optional Retirement Program.....        11
  Corporate and Self-Employed ("HR 10 and "Keogh") Pension
  and Profit-Sharing Plans.....................................        11
  Deferred Compensation Plans of State and Local Governments
  and Tax-Exempt Organizations.................................        12
Calculation of Annuity Payments................................        12
  Calculation of Annuity Units.................................        13
    Annuity Unit Values........................................        13
  Mortality Tables.............................................        13
Additional Information About Determining
Unit Values....................................................        14
  Net Investment Rate..........................................        14
  Adjustment of Units and Values...............................        14
  Hypothetical Example Illustrating the Calculation of
  Accumulation Unit Values and Annuity Unit Values.............        14
Purchases and Redemptions of Portfolio Shares..................        14
The Separate Account...........................................        14
Delay of Certain Payments......................................        15
Liability for Telephone Transfers..............................        15
Voting Privileges..............................................        15
Legal and Regulatory Matters...................................        16
Financial Statements...........................................        17

FINANCIAL STATEMENTS

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Account's financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

             APPENDIX A: Details About Our Fixed Investment Options

INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

We back our obligations under the guarantee periods with JHLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the Fixed Investment Options). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

      -     corporate bonds;

      -     mortgages;

      -     mortgage-backed and asset-backed securities; and

      -     government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative Contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected Fixed Investment Option at the time we:

      -     receive your Purchase Payment;

      -     effectuate your transfer; or

      -     renew your guarantee period.

We have no specific formula for establishing the guaranteed rates for the Fixed Investment Options. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the Fixed Investment Option. In determining guarantee rates, we may also consider, among other factors, the duration of the Fixed Investment Option, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

We determine the amount of the market value adjustment by multiplying the amount being taken from the Fixed Investment Option (before any applicable withdrawal charge) by a factor expressed by the following formula:

                            (1 + g) / (1 + c + 0.005)(n/12) - 1

where:

      - g is the guaranteed rate in effect for the current Fixed Investment Option.


      - c is the current guaranteed rate in effect for new Fixed Investment Options with duration equal to the number of years remaining in the current Fixed Investment Option (rounded to the nearest whole number of years). If we are not currently offering such a Fixed Investment Option, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.


      - n is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

For Contracts issued in NY, we use the following formula instead:

                                 (1 + g) / (1 + c + 0.0025)(n/12) - 1

where:

      - g is the guaranteed rate in effect for the current Fixed Investment Option.

      - c is the current guaranteed rate in effect for a new Fixed Investment Option with duration equal to the time remaining in the current Fixed Investment Option. If the time remaining in the current Fixed Investment Option is not a whole number of years, then the rate will be interpolated between the guaranteed rates then in effect for the two new Fixed Investment Options then being offered with durations closest to the time remaining in the current Fixed Investment Option.

      - n is the number of complete months from the date of withdrawal to the end of the current Fixed Investment Option. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the Fixed Investment Option, in which case no adjustment applies.)

SAMPLE CALCULATION 1:  POSITIVE ADJUSTMENT

Purchase Payment                               $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Maximum positive adjustment: $10,000 x (1.04(2) - 1.03(2)) = $207
(i.e., the maximum withdrawal adjusted for market value adjustment is $11,023, or $10,816 + $207)

MARKET VALUE ADJUSTMENT:

              10,816 X [(1 + 0.04) / (1 + 0.03 + 0.005)(36/12) - 1] = 157.51

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816 + $157.51 = $10,973.51

SAMPLE CALCULATION 2:  POSITIVE ADJUSTMENT IN NEW YORK

Purchase Payment                               $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,712
Guaranteed rate (g)                            3.5%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period (n)                 36 months

Maximum positive adjustment: $10,000 x (1.035(2) - 1.03(2)) = $103.25
(i.e., the maximum withdrawal adjusted for market value adjustment is $10,815, or $10,712 + $103)

MARKET VALUE ADJUSTMENT IN NY:

           10,712 X [(1 + 0.035) / (1 + 0.03 + 0.0025)(36/12) - 1] = $78.00


In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $10,712 + $78.00 = $10,790.


SAMPLE CALCULATION 3:  NEGATIVE ADJUSTMENT

Purchase Payment                               $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   5.5%
Remaining guarantee period(n)                  36 months

Maximum negative adjustment: $10,000 x (1.05(2) - 1.03(2)) = $416
(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609,or $11,025 - $416)

MARKET VALUE ADJUSTMENT:

              11,025 X [(1 + 0.05) / (1 + 0.055 + 0.005)(36/12) - 1] = -309.09

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $309.09 = $10,715.91

SAMPLE CALCULATION 4:  NEGATIVE ADJUSTMENT IN NEW YORK

Purchase Payment                               $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   5.5%
Remaining guarantee period (n)                 36 months

Maximum negative adjustment: $10,000 x (1.05(2) - 1.03(2)) = $416
(i.e., the maximum withdrawal adjusted for market value adjustment is $10,609, or $11,025 - $416)

MARKET VALUE ADJUSTMENT IN NY:

             11,025 X [(1 + 0.05) / (1 + 0.055 + 0.0025)(36/12) - 1] = -$232.92

In this case, the amount withdrawn or transferred (adjusted for market value adjustment) is $11,025 - $232.92 = $10,792.08

SAMPLE CALCULATION 5:  POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Purchase Payment                               $10,000
Existing guarantee period                      5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 5 year guarantee (c)   3%
Remaining guarantee period(n)                  36 months

Amount of excess interest: $10,000 x (1.05(2) - 1.03(2)) = $416

(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT:

             11,025 X [(1 + 0.05) / (1 + 0.03 + 0.005)(36/12) - 1] = 486.33

Since the market value adjustment exceeds the amount of excess interest of $416, the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025 + $416 = $11,441.

SAMPLE CALCULATION 6: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST IN NEW YORK

Purchase Payment                               $10,000
Existing guarantee period                      5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $11,025
Guaranteed rate (g)                            5%
Guaranteed rate for new 3 year guarantee (c)   3%
Remaining guarantee period(n)                  36 months

Amount of excess interest: $10,000 x (1.05(2) - 1.03(2)) = $416
(i.e. the maximum withdrawal adjusted for market value adjustment is $11,441, or $11,025 + $416)

MARKET VALUE ADJUSTMENT IN NY:

            11,025 X [(1 + 0.05) / (1 + 0.03 + 0.0025)(36/12) -  1] = $570.15

In this case, the market value adjustment also exceeds the amount of excess interest of $416, so the actual market value adjustment is $416.

Amount withdrawn or transferred (adjusted for market value adjustment): $11,025
- $416 = $11,441

SAMPLE CALCULATION 7: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Purchase Payment                               $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   7%
Remaining guarantee period(n)                  36 months

Amount of excess interest: $10,000 x (1.04(2) - 1.03(2)) = $207
(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT:

            10,816 X [(1 + 0.04) / (1 + 0.07 + 0.005)(36/12) - 1] = -1,022.42

Since the market value adjustment exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609

SAMPLE CALCULATION 8: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST IN NEW YORK

Purchase Payment                               $10,000
Guarantee period                               5 years
Time of withdrawal or transfer                 beginning of 3rd year of guaranteed period
Amount withdrawn or transferred                $10,816
Guaranteed rate (g)                            4%
Guaranteed rate for new 3 year guarantee (c)   7%
Remaining guarantee period(n)                  36 months

Amount of excess interest: $10,000 x (1.04(2) - 1.03(2)) = $207
(i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $10,816 - $207)

MARKET VALUE ADJUSTMENT IN NY:

            10,816 X [(1 + 0.04) / (1 + 0.07 + 0.0025)(36/12) - 1] = -$953.78

In this case, since the market value adjustment also exceeds the amount of excess interest of $207, the actual market value adjustment is -$207.

Amount withdrawn or transferred (adjusted for market value adjustment): $10,816
- $207 = $10,609.

----------
* All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

             APPENDIX B: Examples of Withdrawal Charge Calculations

Assume the Following Facts:

      - On January 1, 1997, you make a $5000 initial Purchase Payment and we issue you a Contract.

      -     On January 1, 1998, you make a $1000 Purchase Payment.

      -     On January 1, 1999, you make a $1000 Purchase Payment.

      - On January 1, 2000, the total value of your Contract is $9000 because of good investment earnings.

Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge of $272.23. We withdraw a total of $6272.23 from your Contract.

          $   6,000.00  --  withdrawal request payable to you
          +     272.23  --  withdrawal charge payable to us
          ------------
          $   6,272.23  --  total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

      (1) We FIRST reduce your $5000 INITIAL PURCHASE PAYMENT by the three annual $30 Contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your Contract.

          $5,000
          -   30  --   1998 Contract fee payable to us
          -   30  --   1999 Contract fee payable to us
          -   30  --   2000 Contract fee payable to us
          ------
          $4,910  --   amount of your initial Purchase Payment we would consider
                       to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your Contract at the beginning of the Contract Year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

          $ 4,910.00
          -      900   --  free withdrawal amount (payable to you)
          ----------
          $    4,010
          x      .05
          ----------
          $   200.50   --  withdrawal charge on initial Purchase Payment
                           (payable to us)

          $ 4,010.00
          -   200.50
          ----------
          $ 3,809.50   --  part of withdrawal request payable to you

      (2) We NEXT deem the entire amount of your 1998 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your Contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.

          $ 1,000
          x   .05
          -------
          $    50    --   withdrawal charge on 1998 Purchase Payment (payable to
                           us)

          $ 1,000
          -    50
          -------
          $   950    --   part of withdrawal request payable to you

      (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial Purchase Payment, and $950 from your 1998 Purchase Payment. Therefore, $340.50 is needed to reach $6000.

          $ 6,000.00   --   total withdrawal amount requested
          -   900.00   --   free withdrawal amount
          - 3,809.50   --   payment deemed from initial Purchase Payment
          -   950.00   --   payment deemed from 1998 Purchase Payment
          ----------
          $   340.50   --   additional payment to you needed to reach $6000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

          $    340.50      =   x - [.06x]
          $    340.50      =   .94x
          $    340.50/0.94 =   X
          $    362.23      =   X

          $    362.23      --  deemed withdrawn from 1999 Purchase Payment
          $-   340.50      --  part of withdrawal request payable to you
          -----------
          $     21.73      --  withdrawal charge on 1999 Purchase Payment
                                 deemed withdrawn (payable to us)

          $    200.50      --  withdrawal charge on the INITIAL PURCHASE PAYMENT
          $+    50.00      --  withdrawal charge on the 1998 PURCHASE PAYMENT
          $+    21.73      --  withdrawal charge on the 1999 PURCHASE PAYMENT
          -----------
          $    272.23      --  Total withdrawal charge

EXAMPLES OF WITHDRAWAL CHARGE CALCULATIONS IN NEW YORK

Assume The Following Facts:

      - On January 1, 1997, you make a $5000 initial Purchase Payment and we issue you a contract.

      -     On January 1, 1998, you make a $1000 Purchase Payment.

      -     On January 1, 1999, you make a $1000 Purchase Payment.

      - On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a withdrawal charge of $229.57. We withdraw a total of $6229.57 from your contract.

          $  6,000.00   --   withdrawal request payable to you
          +    229.57   --   withdrawal charge payable to us
          -----------
          $  6,229.57   --   Total amount withdrawn from your contract

Here Is How We Determine The Withdrawal Charge:

      (1) We FIRST reduce your $5000 INITIAL PURCHASE PAYMENT by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

          $  5,000
          -     30    --   1998 contract fee payable to us
          -     30    --   1999 contract fee payable to us
          -     30    --   2000 contract fee payable to us
          --------
          $  4,910    --   amount of your initial Purchase Payment we would
                             consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4,010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $160.40 from your contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3,849.60 to you as a part of your withdrawal request.


          $      4,910

          -        900     --   free withdrawal amount (payable to you)
          ------------
          $      4,010
          x        .04
          ------------
          $     160.40     --  withdrawal charge on initial Purchase Payment
                                (payable to us)

          $   4,010.00
          -     160.40
          ------------
          $   3,849.60     --  part of withdrawal request payable to you


      (2) We NEXT deem the entire amount of your 1998 PURCHASE PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $950 to you as a part of your withdrawal request.


          $ 1,000
          x   .05
          $    50   --   withdrawal charge on 1998 Purchase Payment (payable
                          to us)
          -------

          $ 1,000
          -    50
          -------
          $   950   --  part of withdrawal request payable to you


      (3) We NEXT determine what additional amount we need to withdraw to provide you with the total $6,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3,849.60 from your initial Purchase Payment, and $950 from your 1999 Purchase Payment. Therefore, $300.40 is needed to reach $6,000.


          $  6,000.00  --  total withdrawal amount requested
          -    900.00  --  free withdrawal amount
          -  3,849.60  --  payment deemed from initial Purchase Payment
          -    950.00  --  payment deemed from 1998 Purchase Payment
          ----------
          $    300.40  --  additional payment to you needed to reach $6000

We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you   =    Withdrawal needed - [applicable withdrawal charge
                              percentage times withdrawal needed]

          $ 300.40      =  x - [.06x]
          $ 300.40      =  .94x
          $ 300.40/.94  =  x
          $ 319.57      =  x

          $ 319.57     --  deemed withdrawn from 1999 Purchase Payment
          $-300.40     --  part of withdrawal request payable to you
          --------
          $  19.17     --  withdrawal charge on 1999 Purchase Payment deemed
                             withdrawn (payable to us)

                  APPENDIX C: Optional Enhanced Death Benefits

"STEPPED-UP" DEATH BENEFIT RIDER

If you were under age 80 when you applied for your Contract, you may have elected to enhance the standard death benefit by purchasing a stepped-up death benefit. Under this benefit, if the Annuitant dies before the Contract's Maturity Date, we will pay the Beneficiary the greater of:

      -     the standard death benefit (described above); or

      - the highest total value of your Contract as of any anniversary of your Contract to date, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

For these purposes, however, we count only those Contract anniversaries that occur (1) BEFORE we receive proof of death and any required settlement instructions and (2) BEFORE the Annuitant attains age 80 1/2.

You may have elected this benefit ONLY when you applied for the Contract and ONLY if this benefit is available in your state. As long as the benefit is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables. For a description of this charge, refer to "What Fees and Charges will be Deducted from My Contract?"

You should carefully review the tax considerations for optional benefit benefits section before selecting this optional benefit. For a more complete description of the terms and conditions of this benefit, you should refer directly to the benefit. We will provide you with a copy on request.

ACCIDENTAL DEATH BENEFIT RIDER

If you are under age 80 when you apply for your Contract, you may elect to purchase an accidental death benefit. In addition to any other death benefit, this benefit provides a benefit upon the accidental death of the Annuitant prior to the earlier of:

      -     the Contract's Maturity Date; and

      -     the Annuitant's 80th birthday.

Under this benefit, the Beneficiary will receive an amount equal to the total value of the Contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the Annuities Service
Center:

      -     proof of the Annuitant's death; and

      -     any required instructions as to method of settlement.

You may elect this benefit ONLY when you apply for the Contract. As long as the benefit is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables.

YOU SHOULD CAREFULLY REVIEW THE TAX CONSIDERATIONS FOR OPTIONAL BENEFIT RIDERS ON PAGE 31 BEFORE SELECTING THIS OPTIONAL BENEFIT RIDER. FOR A COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THIS BENEFIT, YOU SHOULD REFER DIRECTLY TO THE RIDER. WE WILL PROVIDE YOU WITH A COPY UPON REQUEST. NOT ALL STATES ALLOW THIS BENEFIT.

                        APPENDIX D: Qualified Plan Types

        PLAN TYPE
----------------------------
    TRADITIONAL IRAS            Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional
                                IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.

       ROTH IRAS                Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth
                                IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

    SIMPLE IRA PLANS            In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence.
                                The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions

   SIMPLIFIED EMPLOYEE          Section 408(k) of the Code allows employers to establish simplified employee pension plans for their
   PENSIONS (SEP - IRAs)        employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

  SECTION 403(b) QUALIFIED      Section 403(b) of the Code permits public school employees and employees of certain types of
        PLANS OR                tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to
  TAX-SHELTERED ANNUITIES       certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity.
                                These Contracts are commonly referred to as "tax-sheltered annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.

    CORPORATE AND SELF-         Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of
   EMPLOYED PENSION AND         tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of
PROFIT-SHARING PLANS (H.R. 10   1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals
       AND KEOGH)               to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

   DEFERRED COMPENSATION        Section 457 of the Code permits employees of state and local governments and tax-exempt
 PLANS OF STATE AND LOCAL       organizations to defer a portion of their compensation without paying current taxes. The employees
   GOVERNMENTS AND TAX-         must be participants in an  eligible deferred compensation plan. A Section 457 plan must satisfy
   EXEMPT ORGANIZATIONS         several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.


For more detailed information about these plan types, you may request a Statement of Additional Information.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses. (See the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

      -     Patriot Contracts with Initial Purchase of less than $250,000;

      -     Patriot Contracts with Initial Purchase of $250,000, or more.

Patriot

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H &
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                            ACCUMULATION UNIT VALUES
                            PATRIOT VARIABLE ANNUITY

                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    12.46    11.95    10.45    10.08       --       --       --       --       --       --
Value at End of Year       7.75    12.46    11.95    10.45       --       --       --       --       --       --
No. of Units              7,258    7,878   12,214   23,447       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    12.18    11.72    10.27     9.93       --       --       --       --       --       --
Value at End of Year       7.55    12.18    11.72    10.27       --       --       --       --       --       --
No. of Units             35,269   46,605   65,971   96,845       --       --       --       --       --       --
ACTIVE BOND FUND (MERGED INTO ACTIVE BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-01-2001)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    14.78    14.02    13.20    10.00       --       --
Value at End of Year         --       --       --       --    15.33    14.78    14.02    13.20       --       --
No. of Units                 --       --       --       --    4,860    5,009    1,400    1,845       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    11.57    11.00    10.39    10.00       --       --
Value at End of Year         --       --       --       --    11.97    11.57    11.00    10.39       --       --
No. of Units                 --       --       --       --   78,415   95,845   38,736   40,217       --       --
ACTIVE BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    16.60    16.12    15.57    15.33       --       --       --       --       --       --
Value at End of Year      14.71    16.60    16.12    15.57       --       --       --       --       --       --
No. of Units              1,446    4,436    4,590    4,705       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    12.86    12.52    12.13    11.97       --       --       --       --       --       --
Value at End of Year      11.37    12.86    12.52    12.13       --       --       --       --       --       --
No. of Units             20,023   28,855   45,496   64,795       --       --       --       --       --       --
BLUE CHIP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    42.90    38.40    35.40     7.52       --       --       --       --       --       --
Value at End of Year      24.41    42.90    38.40    35.40       --       --       --       --       --       --
No. of Units              1,262    2,579    4,701    3,384       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year     9.43     8.47     7.82     7.41       --       --       --       --       --       --
Value at End of Year       5.35     9.43     8.47     7.82       --       --       --       --       --       --
No. of Units             37,186   57,476   78,184  117,214       --       --       --       --       --       --
BOND INDEX FUND (REPLACED BY BOND INDEX TRUST B EFF 4-29-05) (NOW TOTAL BOND MARKET TRUST B) - NAV SHARES (units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    12.74    12.42    11.41    10.69     9.66    10.00
Value at End of Year         --       --       --       --    13.12    12.74    12.42    11.41    10.69     9.66
No. of Units                 --       --       --       --    1,521    1,592    2,113    5,018    7,841   20,002
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    12.58    12.29    11.32    10.64     9.63    10.00
Value at End of Year         --       --       --       --    12.92    12.58    12.29    11.32    10.64     9.63
No. of Units                 --       --       --       --   33,125   36,499   49,013   43,869   38,090   30,610
CAPITAL APPRECIATION TRUST - NAV SHARES (units first credited 4-28-2006)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    13.41    12.12    11.77       --       --       --       --       --       --       --
Value at End of Year       8.33    13.41    12.12       --       --       --       --       --       --       --
No. of Units              1,310    4,224    4,229       --       --       --       --       --       --       --

Patriot

                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year     4.21     3.81     3.71       --       --       --       --       --       --       --
Value at End of Year       2.61     4.21     3.81       --       --       --       --       --       --       --
No. of Units            118,716  153,382  197,341       --       --       --       --       --       --       --
EARNINGS GROWTH FUND (REPLACED BY LARGE CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited
5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --     7.19     5.82     8.69    13.92    21.92    10.00
Value at End of Year         --       --       --       --     7.31     7.19     5.82     8.69    13.92    21.92
No. of Units                 --       --       --       --    4,682    7,848   10,946   11,348   30,101   22,457
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --     7.10     5.76     8.63    13.85    21.87    10.00
Value at End of Year         --       --       --       --     7.20     7.10     5.76     8.63    13.85    21.87
No. of Units                 --       --       --       --  153,236  169,483  197,824  231,231  335,276  259,506
EQUITY INDEX FUND (REPLACED BY 500 INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --     9.20     7.23     9.41    10.79    12.00    10.00
Value at End of Year         --       --       --       --    10.08     9.20     7.23     9.41    10.79    12.00
No. of Units                 --       --       --       --   23,258   17,247   17,357   17,448   16,677   22,088
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --     9.08     7.16     9.33    10.74    11.97    10.00
Value at End of Year         --       --       --       --     9.93     9.08     7.16     9.33    10.74    11.97
No. of Units                 --       --       --       --  112,159  119,226  136,852  170,182  195,056  204,895
EQUITY-INCOME TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    26.96    26.36    22.34    13.93       --       --       --       --       --       --
Value at End of Year      17.10    26.96    26.36    22.34       --       --       --       --       --       --
No. of Units              5,145    5,157   15,643   11,274       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    16.92    16.57    14.09    13.72       --       --       --       --       --       --
Value at End of Year      10.70    16.92    16.57    14.09       --       --       --       --       --       --
No. of Units             43,732   63,046   94,864  111,315       --       --       --       --       --       --
FINANCIAL INDUSTRIES FUND (REPLACED BY FINANCIAL SERVICES TRUST EFF 4-29-05) - NAV SHARES (units first credited
4-30-1997)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    14.67    11.76    14.75    18.06    14.35    14.42
Value at End of Year         --       --       --       --    15.79    14.67    11.76    14.75    18.06    14.35
No. of Units                 --       --       --       --    4,230    4,237    4,243    8,414   13,453   25,683
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    14.43    11.60    14.58    17.90    14.25    14.36
Value at End of Year         --       --       --       --    15.49    14.43    11.60    14.58    17.90    14.25
No. of Units                 --       --       --       --   40,906   50,478   56,060   81,148  110,965   90,466
FINANCIAL SERVICES TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    18.92    20.49    16.80    15.79       --       --       --       --       --       --
Value at End of Year      10.37    18.92    20.49    16.80       --       --       --       --       --       --
No. of Units                 --    4,211    4,217    4,224       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    18.42    20.00    16.44    15.49       --       --       --       --       --       --
Value at End of Year      10.07    18.42    20.00    16.44       --       --       --       --       --       --
No. of Units             19,935   24,082   31,645   35,174       --       --       --       --       --       --
FUNDAMENTAL GROWTH FUND (MERGED INTO LARGE CAP GROWTH FUND EFF 11-1-04) - NAV SHARES (units first credited
11-15-2001)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --       --     7.20    10.43    10.00       --       --
Value at End of Year         --       --       --       --       --     9.39     7.20    10.43       --       --
No. of Units                 --       --       --       --       --    5,185    5,337    5,010       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --       --     6.79     9.86    10.00       --       --
Value at End of Year         --       --       --       --       --     8.84     6.79     9.86       --       --
No. of Units                 --       --       --       --       --   26,753   31,801   46,773       --       --

Patriot

                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
FUNDAMENTAL VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited
11-15-2001)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --     9.76     7.66     9.37    10.00       --       --
Value at End of Year         --       --       --       --    11.17     9.76     7.66     9.37       --       --
No. of Units                 --       --       --       --   10,101       --    4,294       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    11.12     8.75    10.73    10.00       --       --
Value at End of Year         --       --       --       --    12.70    11.12     8.75    10.73       --       --
No. of Units                 --       --       --       --   18,376   15,416   15,926       --       --       --
GLOBAL BOND FUND (REPLACED BY GLOBAL BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    14.14    12.32    10.47    10.73     9.68    10.00
Value at End of Year         --       --       --       --    15.49    14.14    12.32    10.47    10.73     9.68
No. of Units                 --       --       --       --       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    13.96    12.20    10.39    10.68     9.65    10.00
Value at End of Year         --       --       --       --    15.26    13.96    12.20    10.39    10.68     9.65
No. of Units                 --       --       --       --   22,373   23,989   26,417   24,902   27,447   24,396
GLOBAL BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    19.91    18.35    17.60    15.49       --       --       --       --       --       --
Value at End of Year      18.84    19.91    18.35    17.60       --       --       --       --       --       --
No. of Units                 --       --       --       --       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    15.60    14.41    13.86    15.26       --       --       --       --       --       --
Value at End of Year      14.73    15.60    14.41    13.86       --       --       --       --       --       --
No. of Units              7,406    8,120   19,282   20,032       --       --       --       --       --       --
GROWTH & INCOME FUND (MERGED INTO GROWTH & INCOME TRUST II EFF 4-29-05) (NOW GROWTH & INCOME TRUST) - NAV SHARES
(units first credited 11-15-2001)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    12.30     9.99    12.97    10.62    15.61    13.06
Value at End of Year         --       --       --       --    13.52    12.30     9.99    12.97    10.62    15.61
No. of Units                 --       --       --       --   22,837   23,149   13,939   14,233   33,267   10,211
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --     6.95     5.66     7.36    10.00       --       --
Value at End of Year         --       --       --       --     7.61     6.95     5.66     7.36       --       --
No. of Units                 --       --       --       --  467,507  523,605  259,008  259,008       --       --
GROWTH & INCOME TRUST (MERGED INTO OPTIMIZED ALL CAP TRUST EFF 4-25-08) - NAV SHARES (units first credited
4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --    16.28    14.58    13.52       --       --       --       --       --       --
Value at End of Year         --    16.77    16.28    14.58       --       --       --       --       --       --
No. of Units                 --   16,237    8,661   22,302       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --     9.12     8.19     7.61       --       --       --       --       --       --
Value at End of Year         --     9.37     9.12     8.19       --       --       --       --       --       --
No. of Units                 --  225,665  320,777  403,369       --       --       --       --       --       --
HIGH YIELD BOND FUND (REPLACED BY HIGH YIELD TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    10.10     8.76     9.26     9.16    10.38    10.00
Value at End of Year         --       --       --       --    10.82    10.10     8.76     9.26     9.16    10.38
No. of Units                 --       --       --       --       --    2,760    2,760    3,104    5,918    6,943
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --     9.98     8.67     9.19     9.12    10.35    10.00
Value at End of Year         --       --       --       --    10.66     9.98     8.67     9.19     9.12    10.35
No. of Units                 --       --       --       --   10,584   11,250   10,298   13,098   31,755   26,978

Patriot

                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
HIGH YIELD TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    12.14    12.07    11.03    10.82       --       --       --       --       --       --
Value at End of Year       8.48    12.14    12.07    11.03       --       --       --       --       --       --
No. of Units              3,088    3,088    3,088       --       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    11.87    11.82    10.84    10.66       --       --       --       --       --       --
Value at End of Year       8.26    11.87    11.82    10.84       --       --       --       --       --       --
No. of Units              1,169    2,377    5,651    6,190       --       --       --       --       --       --
INTERNATIONAL EQUITY INDEX FUND (REPLACED BY INTERNATIONAL EQUITY INDEX TRUST B EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --     9.61     6.84     8.14    10.32    12.62    10.00
Value at End of Year         --       --       --       --    11.44     9.61     6.84     8.14    10.32    12.62
No. of Units                 --       --       --       --    4,815    5,298    5,860    6,301    6,473    5,632
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --     9.49     6.77     8.08    10.27    12.59    10.00
Value at End of Year         --       --       --       --    11.27     9.49     6.77     8.08    10.27    12.59
No. of Units                 --       --       --       --   25,310   28,873   33,750   41,444   45,044   29,650
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    19.10    16.66    13.24    11.44       --       --       --       --       --       --
Value at End of Year      10.52    19.10    16.66    13.24       --       --       --       --       --       --
No. of Units              2,729    2,771    8,772    4,474       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    18.67    16.33    13.01     9.49       --       --       --       --       --       --
Value at End of Year      10.26    18.67    16.33    13.01       --       --       --       --       --       --
No. of Units              9,599   10,838   17,092   20,814       --       --       --       --       --       --
LARGE CAP GROWTH FUND (REPLACED BY BLUE CHIP GROWTH TRUST EFF 4-29-2005) - NAV SHARES (units first credited
3-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --     7.28     5.85     8.19    10.03    12.34    10.00
Value at End of Year         --       --       --       --     7.52     7.28     5.85     8.19    10.03    12.34
No. of Units                 --       --       --       --   15,138   13,670   13,928   14,254   20,688   10,686
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --     7.19     5.79     8.13     9.98    12.31    10.00
Value at End of Year         --       --       --       --     7.41     7.19     5.79     8.13     9.98    12.31
No. of Units                 --       --       --       --  130,550  113,044  127,016  139,298  184,227  135,772
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - NAV SHARES (units first credited
4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --     7.31       --       --       --       --       --       --
Value at End of Year         --       --       --    11.77       --       --       --       --       --       --
No. of Units                 --       --       --    2,923       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --     3.70       --       --       --       --       --       --
Value at End of Year         --       --       --     3.71       --       --       --       --       --       --
No. of Units                 --       --       --  248,059       --       --       --       --       --       --
LARGE CAP VALUE FUND (REPLACED BY EQUITY-INCOME TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    12.23     9.84    11.46    11.43    10.22    10.00
Value at End of Year         --       --       --       --    13.93    12.23     9.84    11.46    11.43    10.22
No. of Units                 --       --       --       --    9,408    9,226    9,509   11,833   21,728   13,363
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    12.08     9.75    11.38    11.38    10.20    10.00
Value at End of Year         --       --       --       --    13.72    12.08     9.75    11.38    11.38    10.20
No. of Units                 --       --       --       --  116,962  112,768  128,408  145,359  163,104  135,784

Patriot

                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
LIFESTYLE BALANCED TRUST - NAV SHARES (units first credited 11-07-2008)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year     9.54       --       --       --       --       --       --       --       --       --
Value at End of Year       9.45       --       --       --       --       --       --       --       --       --
No. of Units                 --       --       --       --       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year     9.31       --       --       --       --       --       --       --       --       --
Value at End of Year       9.21       --       --       --       --       --       --       --       --       --
No. of Units              8,440       --       --       --       --       --       --       --       --       --
MANAGED FUND (MERGED INTO MANAGED TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    10.44     8.86    10.32    10.72    10.83    10.00
Value at End of Year         --       --       --       --    11.18    10.44     8.86    10.32    10.72    10.83
No. of Units                 --       --       --       --       --       --    7,234    7,672    8,754   17,730
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    10.31     8.77    10.24    10.67    10.80    10.00
Value at End of Year         --       --       --       --    11.02    10.31     8.77    10.24    10.67    10.80
No. of Units                 --       --       --       --   34,474   35,134   38,027   53,948   70,325   64,116
MANAGED TRUST (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-7-08) - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --    12.10    11.37    11.18       --       --       --       --       --       --
Value at End of Year         --    12.22    12.10    11.37       --       --       --       --       --       --
No. of Units                 --       --       --       --       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --    11.86    11.17    11.02       --       --       --       --       --       --
Value at End of Year         --    11.94    11.86    11.17       --       --       --       --       --       --
No. of Units                 --   12,208   14,127   28,416       --       --       --       --       --       --
MID CAP VALUE B FUND (FORMERLY SMALL/MIDCAP CORE FUND) (MERGED INTO MID VALUE TRUST EFF 4-29-05) - NAV SHARES
(units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    14.91    10.38    12.36    12.42    11.99    10.00
Value at End of Year         --       --       --       --    17.53    14.91    10.38    12.36    12.42    11.99
No. of Units                 --       --       --       --    1,905    4,758    4,758    5,080    7,274    1,039
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    14.73    10.27    12.27    12.36    11.96    10.00
Value at End of Year         --       --       --       --    17.27    14.73    10.27    12.27    12.36    11.96
No. of Units                 --       --       --       --   22,741   25,018   27,366   29,688   41,143   23,107
MID VALUE TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    22.10    22.21    18.64    17.53       --       --       --       --       --       --
Value at End of Year      14.30    22.10    22.21    18.64       --       --       --       --       --       --
No. of Units              1,719    1,719    3,623    1,905       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    21.61    21.77    18.32    17.27       --       --       --       --       --       --
Value at End of Year      13.94    21.61    21.77    18.32       --       --       --       --       --       --
No. of Units              8,911   11,818   18,985   20,153       --       --       --       --       --       --
MONEY MARKET FUND (REPLACED BY MONEY MARKET TRUST B EFF 4-29-05) - NAV SHARES (units first credited 11-15-2001)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    12.16    12.17    12.11    10.00       --       --
Value at End of Year         --       --       --       --    12.17    12.16    12.17    12.11       --       --
No. of Units                 --       --       --       --    3,199   15,109       --   17,623       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    10.12    10.15    10.12    10.00       --       --
Value at End of Year         --       --       --       --    10.10    10.12    10.15    10.12       --       --
No. of Units                 --       --       --       --   28,840   43,242   74,359   74,359       --       --

Patriot

                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
MONEY MARKET TRUST B - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    13.35    12.86    12.40    12.17       --       --       --       --       --       --
Value at End of Year      13.49    13.35    12.86    12.40       --       --       --       --       --       --
No. of Units                521      524    3,193    3,196       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    11.00    10.62    10.27    10.10       --       --       --       --       --       --
Value at End of Year      11.09    11.00    10.62    10.27       --       --       --       --       --       --
No. of Units             40,202   50,774   54,907   28,482       --       --       --       --       --       --
OPTIMIZED ALL CAP TRUST - NAV SHARES (units first credited 4-25-2008)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    15.32       --       --       --       --       --       --       --       --       --
Value at End of Year       9.17       --       --       --       --       --       --       --       --       --
No. of Units             11,975       --       --       --       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year     8.56       --       --       --       --       --       --       --       --       --
Value at End of Year       5.11       --       --       --       --       --       --       --       --       --
No. of Units            166,050       --       --       --       --       --       --       --       --       --
OVERSEAS EQUITY B FUND (MERGED INTO OVERSEAS EQUITY TRUST EFF 4-29-05) - NAV SHARES (units first credited
11-15-2001)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --     8.90     6.79     8.39    10.72    12.94    10.00
Value at End of Year         --       --       --       --     9.78     8.90     6.79     8.39    10.72    12.94
No. of Units                 --       --       --       --    2,038    5,639    9,367    9,660   14,039       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --     8.79     6.72     8.33    10.66    12.91    10.00
Value at End of Year         --       --       --       --     9.64     8.79     6.72     8.33    10.66    12.91
No. of Units                 --       --       --       --   89,433   46,090   48,104   66,072   82,306   44,337
OVERSEAS EQUITY C FUND (FORMERLY EMERGING MARKETS EQUITY FUND) (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04)
- NAV SHARES (units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --       --     9.17     9.93    10.40    17.52    10.00
Value at End of Year         --       --       --       --       --    14.24     9.17     9.93    10.40    17.52
No. of Units                 --       --       --       --       --      342      342      496      496      496
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --       --     9.07     9.85    10.35    17.48    10.00
Value at End of Year         --       --       --       --       --    14.06     9.07     9.85    10.35    17.48
No. of Units                 --       --       --       --       --   17,482   18,860   15,063   27,204   14,139
OVERSEAS EQUITY FUND (MERGED INTO OVERSEAS EQUITY B FUND EFF 11-1-04) - NAV SHARES (units first credited
8-10-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --       --     7.87     8.49     9.16    10.18    10.00
Value at End of Year         --       --       --       --       --    10.90     7.87     8.49     9.16    10.18
No. of Units                 --       --       --       --       --      794      794    1,151    1,151    3,343
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --       --     7.79     8.42     9.12    10.16    10.00
Value at End of Year         --       --       --       --       --    10.76     7.79     8.42     9.12    10.16
No. of Units                 --       --       --       --       --   19,029   19,200   19,870   27,471   18,446
OVERSEAS EQUITY TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    15.15    13.60    11.47     9.78       --       --       --       --       --       --
Value at End of Year       8.69    15.15    13.60    11.47       --       --       --       --       --       --
No. of Units              3,243    3,178    3,404    1,666       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    14.81    13.33    11.27     9.64       --       --       --       --       --       --
Value at End of Year       8.48    14.81    13.33    11.27       --       --       --       --       --       --
No. of Units             36,869   48,864   71,747   78,412       --       --       --       --       --       --

Patriot

                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
REAL ESTATE EQUITY FUND (REPLACED BY REAL ESTATE SECURITIES TRUST EFF 4-29-05) - NAV SHARES (units first credited 5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    17.95    13.24    13.20    12.61     9.63    10.00
Value at End of Year         --       --       --       --    24.26    17.95    13.24    13.20    12.61     9.63
No. of Units                 --       --       --       --    1,264    1,851    2,023    9,556   11,139    2,681
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    17.72    13.11    13.10    12.54     9.60    10.00
Value at End of Year         --       --       --       --    23.89    17.72    13.11    13.10    12.54     9.60
No. of Units                 --       --       --       --    7,761    9,912    8,800    8,280    1,996    2,758
REAL ESTATE SECURITIES TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    65.38    78.20    57.17    24.26       --       --       --       --       --       --
Value at End of Year      39.23    65.38    78.20    57.17       --       --       --       --       --       --
No. of Units                333      312      481      571       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    26.31    31.55    23.12    23.89       --       --       --       --       --       --
Value at End of Year      15.75    26.31    31.55    23.12       --       --       --       --       --       --
No. of Units              6,448    7,633    8,069    8,945       --       --       --       --       --       --
SHORT-TERM BOND FUND (MERGED INTO SHORT-TERM BOND TRUST EFF 4-29-05) - NAV SHARES (units first credited
5-03-1999)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --    12.41    12.20    11.66    10.89    10.19    10.00
Value at End of Year         --       --       --       --    12.46    12.41    12.20    11.66    10.89    10.19
No. of Units                 --       --       --       --    1,596   16,522   16,491    5,513    2,627    3,797
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --    12.26    12.08    11.57    10.84    10.17    10.00
Value at End of Year         --       --       --       --    12.28    12.26    12.08    11.57    10.84    10.17
No. of Units                 --       --       --       --    7,498   13,884   12,172    8,070    8,912   13,076
SHORT-TERM BOND TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    13.34    13.05    12.61    12.46       --       --       --       --       --       --
Value at End of Year      10.71    13.34    13.05    12.61       --       --       --       --       --       --
No. of Units                996    1,350    1,446    1,514       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    13.05    12.79    12.39    12.28       --       --       --       --       --       --
Value at End of Year      10.45    13.05    12.79    12.39       --       --       --       --       --       --
No. of Units              1,613    2,735    3,078    3,166       --       --       --       --       --       --
SMALL CAP EMERGING GROWTH FUND (MERGED INTO SMALL CAP GROWTH TRUST EFF 4-29-05) - NAV SHARES (units first credited 11-15-2001)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --     8.62     5.85     8.23     8.64     9.58    10.00
Value at End of Year         --       --       --       --     9.34     8.62     5.85     8.23     8.64     9.58
No. of Units                 --       --       --       --    3,243    3,226    3,828    3,729    3,685   20,568
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --     8.52     5.79     8.17     8.60     9.56    10.00
Value at End of Year         --       --       --       --     9.21     8.52     5.79     8.17     8.60     9.56
No. of Units                 --       --       --       --   78,698   35,596   39,107   42,763   46,696       --
SMALL CAP GROWTH FUND (MERGED INTO SMALL CAP EMERGING GROWTH FUND EFF 11-01-04) - NAV SHARES (units first credited 11-15-2001)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year       --       --       --       --       --    11.49    16.57    10.00       --       --
Value at End of Year         --       --       --       --       --    14.55    11.49    16.57       --       --
No. of Units                 --       --       --       --       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year       --       --       --       --       --     9.81    14.19    10.00       --       --
Value at End of Year         --       --       --       --       --    12.39     9.81    14.19       --       --
No. of Units                 --       --       --       --       --   33,445   48,172   54,872       --       --

Patriot

                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                       12/31/08 12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99
                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
SMALL CAP GROWTH TRUST - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    13.76    12.19    10.85     9.34       --       --       --       --       --       --
Value at End of Year       8.24    13.76    12.19    10.85       --       --       --       --       --       --
No. of Units              1,585    1,660    2,688    3,098       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    13.46    11.95    10.67     9.21       --       --       --       --       --       --
Value at End of Year       8.03    13.46    11.95    10.67       --       --       --       --       --       --
No. of Units             27,702   38,405   56,003   63,332       --       --       --       --       --       --
TOTAL BOND MARKET TRUST B (FORMERLY BOND INDEX TRUST B) - NAV SHARES (units first credited 4-29-2005)
Patriot Contracts with no Optional Benefits with initial premium payments greater than $250,000
Value at Start of Year    14.53    13.70    13.30    13.12       --       --       --       --       --       --
Value at End of Year      15.22    14.53    13.70    13.30       --       --       --       --       --       --
No. of Units                697    1,252    1,374    1,433       --       --       --       --       --       --
Patriot Contracts with no Optional Benefits with initial premium payments less than $250,000
Value at Start of Year    14.21    13.43    13.07    12.92       --       --       --       --       --       --
Value at End of Year      14.85    14.21    13.43    13.07       --       --       --       --       --       --
No. of Units             14,916   16,679   19,044   25,951       --       --       --       --       --       --